605 Third Avenue
                                                       New York, NY 10158
                                                       (212) 850-6000


John Wiley & Sons, Inc.                                Bradford Wiley II
                                                       Chairman of the Board

                                                       August 9, 1996


TO OUR SHAREHOLDERS:

      We cordially invite you to attend the 1996 Annual Meeting of Shareholders to be held Thursday, September 19, 1996 at 10 o'clock in the morning, at the Shelburne Murray Hill Hotel, Grand Ballroom, 303 Lexington Avenue at 37th Street, New York, New York. The official Notice of Meeting, Proxy Statement, and separate forms of proxy for Class A and Class B Shareholders are enclosed with this letter. The matters listed in the Notice of Meeting are described in the attached Proxy Statement.

      The Board of Directors welcomes and appreciates the interest of all our shareholders in the Company's affairs, and encourages those entitled to vote at this annual meeting to take the time to do so. We hope you will attend the meeting, but, whether or not you expect to be personally present, please sign, date and promptly return the enclosed proxy card (or, if you own two classes of shares, both proxy cards) in the accompanying post-paid envelope. This will assure that your shares are represented at the meeting. Even though you execute this proxy, you may revoke it at any time before it is voted. If you attend the meeting you will be able to vote in person if you wish to do so, even if you have previously returned your proxy card.

     Your vote is important to us, and we appreciate your prompt attention to this matter.

                                                        Sincerely,

                                                        /s/ Bradford Wiley II
                                                        ---------------------
                                                        Chairman of the Board

John Wiley & Sons, Inc., 605 Third Avenue, New York, NY 10158  (212) 850-6000


                            NOTICE OF ANNUAL MEETING
                                                           of Shareholders
                                                           to be held
                                                           September 19, 1996

To our Shareholders:

     The Annual Meeting of Shareholders of John Wiley & Sons, Inc. (the "Company") will be held at the Shelburne Murray Hill Hotel, Grand Ballroom, 303 Lexington Avenue at 37th Street, New York, New York, on Thursday, September 19, 1996 at 10:00 A.M., for the following purposes:

     1. To elect a board of fifteen (15) directors, of whom five (5) are to be elected by the holders of Class A Common Stock voting as a class and ten (10) are to be elected by the holders of Class B Common Stock voting as a class.

     2. To consider and act upon a proposal to amend the Company's 1991 Key Employee Stock Plan to meet the requirements for deductibility under the Internal Revenue Code, as described more fully in the attached Proxy Statement.

     3. To ratify the appointment by the Board of Directors of the Company's independent public accountants for the fiscal year ending April 30, 1997.

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on August 2, 1996 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.


                                            By Order of the Board of Directors

                                                       JOSEPHINE A. BACCHI
                                                       Secretary
August 9, 1996
New York, New York


     Your vote is important to us. Whether or not you plan to be present at the Annual Meeting, please mark, sign, date and return promptly the accompanying proxy (OR PROXIES IF YOU ARE A HOLDER OF BOTH CLASSES OF COMMON STOCK) in the enclosed envelope to which no postage need be affixed if mailed in the United States. If you attend the Annual Meeting in person, you may withdraw your proxy or proxies and vote your shares personally.

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of John Wiley & Sons, Inc. (the "Company") of proxies to be used at the Annual Meeting of Shareholders to be held on September 19, 1996 at the time and place set forth in the accompanying Notice of Meeting and at any and all adjournments thereof. This Proxy Statement and accompanying forms of proxy relating to each class of Common Stock, together with the Company's Annual Report to Shareholders for the fiscal year ended April 30, 1996 ("fiscal 1996"), are being first sent or given to shareholders on August 9, 1996.

     The executive offices of the Company are at 605 Third Avenue, New York, New York 10158.

                               Table of Contents

     o Voting Securities,  Record Date,  Principal Holders,  page 1

     o Certain Information Concerning the Board, page 4

     o Election of Directors, page 5

     o Executive Compensation,  page 10

     o Proposal to Amend the 1991 Key Employee Stock Plan, page 17; see also Exhibit A, page A-1

     o Proposal to Ratify Appointment of Independent Public Accountants, page 21

     o Solicitation  of Proxies,  page 22

     o Deadline  for Submission of Shareholder Proposals,  page 22


I. Voting Securities -- Record Date -- Principal Holders

     Only shareholders of record at the close of business on August 2, 1996 are entitled to vote at the Annual Meeting of Shareholders on the matters that may come before the Annual Meeting.

     At the close of business on August 2, 1996, there were approximately 12,951,558 shares of Class A Common Stock, par value $1.00 per share (the "Class A Stock"), and 3,205,856 shares of Class B Common Stock, par value $1.00 per share (the "Class B Stock"), issued and outstanding and entitled to vote, except for 21,960 shares of Class A Stock which are restricted shares and may not be voted until restrictions lapse (see Summary Compensation Table on page 14). In addition, there were 3,494,485 shares of Class A Stock and 871,024 shares of Class B Stock held as treasury shares which are neither voted nor counted as outstanding. There were no shares of Preferred Stock issued and outstanding at the close of business on August 2, 1996. All references in the Proxy Statement to the number of shares issued, reserved for issuance pursuant to options, or otherwise, and/or held in treasury have been adjusted to reflect the two-for-one stock distribution declared by the Board of Directors on September 21, 1995 to shareholders of record on October 5, 1995.

     The holders of Class A Stock, voting as a class, are entitled to elect five
(5) directors, and the holders of Class B Stock, voting as a class, are entitled to elect ten (10) directors. Each outstanding share of Class A and Class B Stock is entitled to one vote for each Class A or Class B director, respectively. The presence in person or by proxy of a majority of the outstanding shares of Class A or Class B Stock entitled to vote for directors designated as Class A or Class B directors, as the case may be, will constitute a quorum for the purpose of voting to elect that class of directors. All elections shall be determined by a plurality of the class of shares voting thereon. Only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

     The holders of the Class A and Class B Stock vote together as a single class on all other business that properly comes before the Annual Meeting, with each outstanding share of Class A Stock entitled to one-tenth (1/10) of one vote and each outstanding share of Class B Stock entitled to one vote. Abstentions and broker non-votes are considered in determining the number of votes required to attain a majority of the outstanding shares in connection with the proposal to amend the 1991 Key Employee Stock Plan. Because abstentions and broker non-votes are not affirmative votes for this proposal, they will have the same effect as votes against it. Abstentions and broker non-votes are not counted in determining the votes cast in connection with the ratification of auditors, but do have the effect of reducing the number of affirmative votes required to achieve a majority for such matters by reducing the total number of shares from which the majority is calculated.

     The following table and footnotes set forth, at the close of business on August 2, 1996, information concerning each person owning of record, or known to the Company to own beneficially, or who might be deemed to own, 5% or more of its outstanding shares of Class A or Class B Stock. The table below was prepared from the records of the Company and from information furnished to it.


- - ---------------------------------------------------------------------------------------------
                                           Class of         Common Stock           Percent of
Name and Address                           Stock         Owned Beneficially          Class
- - ---------------------------------------------------------------------------------------------
Peter Booth Wiley                           B                 1,060,156               33.1%
W. Bradford Wiley,
Bradford Wiley II and
Deborah E. Wiley as  Trustees
under the Will of Edward P. Hamilton
     605 Third Avenue
     New York,  New York(1)

W.  Bradford  Wiley                          A                   27,420                0.2%
and Deborah E. Wiley as                      B                  212,840                6.6%
Trustees  under the
Elizabeth W. Hamilton Trust
     605 Third Avenue
     New York,  New York(2)

W.  Bradford  Wiley                          A                  653,228                5.1%
     605   Third   Avenue                    B                  485,748               15.2%
     NewYork, New York(3)(4)(5)(6)(7)(8)

Deborah  E.  Wiley                           A                  127,680                1.0%
     605  Third  Avenue                      B                  146,568                4.6%
     New York, New York(4)(5)(8)(9)

Peter Booth Wiley                            A                  114,304                0.9%
     605 Third  Avenue                       B                   73,048                2.3%
     New York,  New York(6)

Bradford  Wiley II                           A                  109,708                0.8%
     605 Third  Avenue                       B                   73,380                2.3%
     New York,  New York(7)

The Bass  Management Trust                   A                1,405,932               10.9%
and Certain Other Persons                    B                      400                  --
and Entities
     201 Main Street
     Fort Worth, Texas(10)
- - ---------------------------------------------------------------------------------------------

(1) These shares are not included in the listings of shares separately owned by Peter Booth Wiley, W. Bradford Wiley, Bradford Wiley II or Deborah E. Wiley.

(2) These shares are not included in the listings of shares separately owned by W. Bradford Wiley or Deborah E. Wiley.

(3) Included in W. Bradford Wiley's totals are 201,280 shares of Class A Stock and 134,188 shares of Class B Stock held by a trust for the benefit of W. Bradford Wiley, of which Mr. Wiley and Morgan Guaranty Trust Company of New York are co-trustees.

- - ------------------------------------------------------------------------------------------------
                                             Class of         Common Stock          Percent of
Name and Address                             Stock         Owned Beneficially         Class
- - ------------------------------------------------------------------------------------------------
GeoCapital Corporation                       A              1,375,418                10.6%
  New York, NY
  Investment Manager(11)

Warburg Pincus Counsellors Inc.              A              1,103,000                 8.5%
  New York, NY
  Investment Manager(11)

United States Trust Company of               A              1,043,650                 8.1%
New York
  New York, NY
  Investment Manager(11)

Pioneering Management Corporation            A                873,600                 6.8%
  Boston, MA
  Investment Manager(11)

Theodore L. Cross and Certain                A                602,676                 4.7%
Other Persons and Entities                   B                312,788                 9.8%
  200 West 57th Street
  New York, New York(12)


- - ------------------------------------------------------------------------------------------------

(4) W. Bradford Wiley and Deborah E. Wiley, as co-trustees, share voting and/or investment power with respect to 109,380 shares of Class B Stock under the Edward P. Hamilton Trust. For purposes of this table, each is shown as the owner of one-half of such shares.

(5) W. Bradford Wiley and Deborah E. Wiley, as co-trustees, share voting and/or investment power with respect to 218,784 shares of Class A Stock and 145,856 shares of Class B Stock under a trust for the benefit of Bradford Wiley II. For purposes of this table, each is shown as the owner of one-half of such shares.

(6) W. Bradford Wiley and Peter Booth Wiley, as co-trustees, share voting and/or investment power with respect to 218,784 shares of Class A Stock and 145,856 shares of Class B Stock under a trust for the benefit of Deborah E. Wiley. For purposes of this table, each is shown as the owner of one-half of such shares.

(7) W. Bradford Wiley and Bradford Wiley II, as co-trustees, share voting and/or investment power with respect to 218,784 shares of Class A Stock and 145,856 shares of Class B Stock under a trust for the benefit of Peter Booth Wiley. For purposes of this table, each is shown as the owner of one-half of such shares.

(8) W. Bradford Wiley and Deborah E. Wiley, as co-trustees, share voting and/or investment power with respect to 13,768 shares of Class A Stock and 9,180 shares of Class B Stock under the Trust of Esther B. Wiley. For purposes of this table, each is shown as the owner of one-half of such shares.

(9) Includes 452 shares of Class A Stock which Deborah E. Wiley has the option to purchase under an option granted under the Company's 1987 Incentive Stock Option and Performance Stock Plan.

(10) On the basis of filings with the Securities and Exchange Commission pursuant to Rule 13-D of the Securities Exchange Act of 1934, includes The Bass Management Trust, Perry R. Bass, Nancy L. Bass, Lee M. Bass, and certain other persons.

(11) Based on filings with the Securities and Exchange Commission, including filings pursuant to Rule 13f-1 of the Securities Exchange Act of 1934, and other information deemed reliable by the Company.

(12) On the basis of filings with the Securities and Exchange Commission pursuant to Rule 13-D of the Securities Exchange Act of 1934, includes Theodore L. Cross, Mary S. Cross, Amanda B. Cross, Lisa W. Pownall-Gray, and the Louisville Charitable Remainder Unit Trust.

- - --------------------------------------------------------------------------------

II. Certain Information Concerning the Board

     The Board of Directors is currently composed of 14 members. Deborah E. Wiley, Peter Booth Wiley and Bradford Wiley II are the children of W. Bradford Wiley (see table on page 2).

     The Board met seven times during fiscal 1996, and Board committees met a total of 21 times during fiscal 1996. No director attended fewer than 75% of the aggregate number of meetings of the Board and of the committees on which such director sat, except for Mr. Herrington who attended 69% of the meetings.

     The Board of Directors has appointed the following standing committees:

Executive and Policy Committee. The Executive and Policy Committee currently consists of Mr. Thomas as Chairman, Messrs. Agnew, Fernandes, Macey, Sutherland, and Taylor. Its functions include reviewing corporate objectives and the strategies and policies developed by senior management to attain those objectives; assisting management in developing and refining such objectives, strategies, and policies; monitoring the implementation of strategies and policies; evaluating the Chief Executive Officer's performance in connection therewith; and reporting to the Board of Directors its recommendations and observations with respect to the foregoing. It also exercises the powers of the Board as appropriate in cases where immediate action is required, except as limited by law. The committee met four times during fiscal 1996.

Audit Committee. The Audit Committee, which currently consists of Mr. Agnew as Chairman, Messrs. Baker, Fernald, and Taylor, assists the Board of Directors in fulfilling its fiduciary responsibilities with respect to the accounting policies, internal controls and reporting practices of the Company and its subsidiaries, and the sufficiency of auditing relative thereto. It recommends to the Board the firm of independent public accountants which is to be engaged to audit the books and records of the Company; reviews with management and the outside auditors the Company's financial statements and the auditors' report thereon; and reviews the scope of the audit examination and fees for audit and non-audit services. The committee met three times during fiscal 1996.

Executive Compensation and Development Committee. The Executive Compensation and Development Committee, which currently consists of Mr. Macey as Chairman,
Messrs. Franklin, Sutherland and P. Wiley, administers the executive compensation program and monitors executive development practices. It oversees compliance with governmental regulations and accounting standards with respect to employee compensation and benefit programs; reviews the principles and policies for compensation and benefit programs company-wide, and monitors the implementation and administration of such programs. It also grants options and makes awards under the Company's 1991 Key Employee Stock Plan. The committee reports to the Board of Directors its recommendations and observations with respect to the foregoing. The committee met three times during fiscal 1996.

Finance Committee. The Finance Committee, which currently consists of Mr. Fernandes as Chairman, Ms. Wiley, Messrs. Baker and Franklin, reviews the operating and capital spending plans and reviews proposed acquisitions, investments, and divestitures within designated limits. It maintains financial oversight of the Company's employees' retirement and other benefit plans, and makes recommendations to the Board with respect to such matters, and with respect to dividends on the Company's capital stock. The committee met five times during fiscal 1996.

Committee on Directors. The Committee on Directors, which currently consists of Mr. Sutherland as Chairman, Messrs. Fernald, Herrington and P. Wiley, makes recommendations to the Board regarding the size and composition of the Board; identifies appropriate general qualifications and criteria for directorships as well as qualified candidates for election to the Board; assists the Chairman of the Board in proposing committee assignments; assists the Board in evaluating, maintaining and improving its own effectiveness; and evaluates director compensation and benefits and recommends adjustments as appropriate. The committee met six times during fiscal 1996.


Directors' Compensation

     Directors who are not employees of the Company receive an annual retainer of $12,000 and committee chairmen receive an additional annual retainer of $2,000. Non-employee directors receive $1,000 per meeting for attendance at each Board or committee meeting. Directors also receive $1,000 per diem for special assignments performed at the request of the Company. Directors who are employees do not receive an annual retainer or a fee for attendance at Board or committee meetings.

     Pursuant to the Company's 1990 Director Stock Plan (the "Director Plan"), non-employee directors receive an automatic annual award of shares of Class A Stock equal in value to 50 percent of the total cash compensation, excluding expense reimbursement, received by such directors. The shares are valued at their closing price on the date of the annual shareholders meeting or, if no shares were traded on such date, on the next preceding date on which the shares were so traded, and are issued as soon as practicable thereafter based on compensation received for services rendered since the last annual meeting. The total number of shares awarded in fiscal 1996 was 5,752 Class A shares at the market value of $28.75. Under the Director Plan, eligible directors may also elect to receive all or a portion of their cash compensation in the form of Class A Common Stock. Seven directors currently have so elected.


     The Company has a Deferred Compensation Plan for Directors' Fees ("Deferred Plan"), in which directors who are not employees of the Company, or are not otherwise eligible to receive director fees, are eligible to participate. The purpose of the Deferred Plan is to provide eligible directors with flexibility in their tax planning. Under the Deferred Plan, an eligible director may elect on or before December 31 of any year to defer receipt of all fees or compensation received as a member of the Board of Directors for services rendered during the calendar year following such election and succeeding calendar years, including fees paid for attendance at meetings of the Board of Directors or its committees, but not including any stock awarded under the Director Plan or any other stock plan which may hereafter be adopted. No directors currently participate in this plan.

Other Transactions

     On May 11, 1995, the Company entered into an agreement with EDS Management Consulting Services, the consulting division of Electronic Data Systems, of which Gary J. Fernandes, a director of the Company, was a senior officer and Director, to provide professional services in connection with a productivity review of certain of the Company's operations. The study was completed during fiscal 1996, at a total cost of $263,610. The Company has entered into an agreement with A. T. Kearney, Inc., of which Gary J. Fernandes is Chairman of the Board, to provide professional services in connection with a review of certain of the Company's operating units at a cost of approximately $410,000. EDS Management Consulting Services and A. T. Kearney, Inc. were selected pursuant to competitive bidding processes on overall terms no less favorable than were obtainable from an unrelated third party.

Insurance with Respect to Indemnification of Directors and Officers

     The By-Laws of the Company provide for indemnification of directors and officers in connection with claims arising from service to the Company, to the extent permitted under the New York State Business Corporation Law. The Company carries insurance in the amount of $20,000,000 with Chubb Insurance Company and the National Union Insurance Company at an annual premium of $198,000. The current policy expires on November 14, 1996. No sums have been paid under this policy.

III. Election of Directors

     Fifteen (15) directors are to be elected to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Unless contrary instructions are indicated or the proxy is previously revoked, it is the intention of management to vote proxies received for the election of the persons named below as directors. Directors of each class are elected by a plurality of votes cast by that class. If you do not wish your shares to be voted for particular nominees, please so indicate in the space provided on the proxy card. THE HOLDERS OF CLASS A STOCK ARE ENTITLED TO ELECT 30% OF THE ENTIRE BOARD. AS A CONSEQUENCE, FIVE (5) DIRECTORS WILL BE ELECTED BY CLASS VOTE OF THE HOLDERS OF CLASS A STOCK. THE HOLDERS OF CLASS B STOCK ARE ENTITLED TO ELECT TEN (10) DIRECTORS.

     All the nominees are currently  directors of the Company,  except for Henry
A. McKinnell who has been nominated by the Board as a Class A director. All other directors were elected to their present terms of office at the Annual Meeting of Shareholders held in September 1995. Except as otherwise indicated, all of the nominees have been engaged in their present principal occupations or in executive capacities with the same employers for more than the past five years.

     The persons named on the proxy cards (Bradford Wiley II, Charles R. Ellis and Josephine A. Bacchi) have agreed to represent shareholders submitting properly executed proxy cards and to vote for the election of the nominees listed herein, unless otherwise directed by the authority granted or withheld on the proxy cards. Although the Board of Directors has no reason to believe that any of the persons named below as nominees will be unable or decline to serve, if any such person is unable or declines to serve, the persons named in the accompanying proxy card may vote for another person at their discretion.

Directors to be Elected by Class A Shareholders
- - --------------------------------------------------------------------------------


[PHOTO] Larry Franklin
Larry Franklin, a director since 1994, is President, Chief Executive Officer and Director of Harte-Hanks Communications, Inc. He is a Member of the Board of Governors of Newspaper Association of America; a Director of Associated Press; Vice Chairman of the Board of Governors of San Antonio Economic Development Foundation; and a Director of United Way of San Antonio and Bexar County. Age 54.


[PHOTO] John S.  Herrington
John S. Herrington, a director since 1994, is a Businessman/Attorney. He was Chairman of the Board of Harcourt Brace Jovanovich (a publishing company) from 1989 to 1991; former U.S. Secretary of Energy from 1985 to 1989; Chairman of the California Republican Party; and is a Director of Mesa Petroleum Company. Age 57.


[PHOTO] Chester O.  Macey
Chester O. Macey, a director since 1994, is a private consultant. He was Executive Vice President and General Manager, Steering, Suspension & Engine Group, TRW Inc. until his retirement in December 1995. He is past Chairman of the Canadian Automotive Parts Manufacturers Association; a Director of Motor and Equipment Manufacturers Association/Japan Automobile Manufacturers Association; and a Member of Society of Automotive Engineers. Age 58.


[PHOTO] Henry A. McKinnell,  Jr.
Henry A. McKinnell, Jr., a first-time nominee for director, has been Executive Vice President, Pfizer, Inc. Pharmaceuticals, Worldwide Consumer, Finance, and Strategic Planning and Public Policy Groups since July 1995. Previously, he served as Executive Vice President and Chief Financial Officer of Pfizer, Inc., and President of Pfizer's Hospital Products Group from 1992 to 1995. He is a Director of Aviall, Inc.; Chairman of the Health Industry Manufacturers Association; Chairman-elect of the Food and Drug Law Institute; Vice Chairman of the Committee for Economic Development; and a Trustee of the New York City Police Foundation. Age 53.


[PHOTO] Thomas M. Taylor
Thomas M. Taylor, a director since 1994, has been President of Thomas M. Taylor & Co. (an investment entity affiliated with the Bass Management Trust) since 1985. He is Chairman of the Board of La Quinta Inns, Inc.; a Director of TPI Enterprises, Inc.; and a Director of Kirby Corp. Age 53.

Directors to be Elected by Class A Shareholders
- - --------------------------------------------------------------------------------


[PHOTO] Franklin E. Agnew
Franklin E. Agnew, a director since 1989, has been a Business Consultant since 1986. He was previously Trustee (in Bankruptcy), Sharon Steel from 1989 to 1990. He is a Director of Bausch & Lomb, Inc.; a Director of Prudential Insurance Company of America; a Director of Saint Margaret Hospital in Pittsburgh; and is a Charter Trustee (emeritus) of Princeton University.
Age 62.


[PHOTO] Warren  J.  Baker
Warren J. Baker, a director since 1993, has been President, California Polytechnic State University since 1979 and was a Member of the National Science Board from 1985 to 1994. He is a Regent of the American Architectural
Foundation; a Fellow in the American Society of Civil Engineers; a Member of California Council on Science and Technology; a Member of the California Business-Higher Education Forum; and Vice Chair of the California State University Institute.
Age 58.


[PHOTO] Charles R. Ellis
Charles R. Ellis, a director since 1990, has been President and Chief Executive Officer of the Company since June 1990. He was previously Executive Vice President and President of the Company's Publishing Group since June 1989, and was previously Senior Vice President since February 1988. He was President of Elsevier Science Publishing from 1981 to 1988. He is President of the Board of Trustees of Princeton University Press; Vice President of the International Publishers Association; and a Member of the Board of Directors of the Association of American Publishers. Age 61.


[PHOTO] H. Allen  Fernald
H. Allen Fernald, a director since 1979, is President and Chief Executive Officer of Down East Enterprise, Inc. (magazine and book publisher). He is a Director of Maine Community Foundation; a member and past Chair of the University of Maine President's Council; a Director of United Publishing, Inc.; a Director of Foreside Company, Inc.; and a Director of the University of Maine Press. Age 64.


[PHOTO] Gary J.  Fernandes
Gary J. Fernandes, a director since 1989, is Vice Chairman of EDS, and was Senior Vice President and Director since 1981. He is a Director of Southland Corporation; a Director of Amtech Corporation; Chairman of the Board of A.T. Kearney, Inc.; a Trustee for The New School for Social Research; and a Member of the Board of Governors of Boys & Girls Clubs of America.
Age 53.

Directors to be Elected by Class B Shareholders
- - --------------------------------------------------------------------------------


[PHOTO] William  R.  Sutherland
William R. Sutherland, a director since 1987, is Vice President, Sun Microsystems, Inc. and has been the Director of Sun Microsystems Laboratories since July 1993. He was previously Deputy Director since March 1991, and was Vice President and Treasurer, Sutherland Sproull & Associates, Inc. (information and technology consulting firm). He is a partner in Advanced Technology Ventures, a venture capital firm, and a former Director of Newmarket Venture Capital, PLC. Age 60.


[PHOTO] Leo J. Thomas
Leo J. Thomas, a director since 1988, was Executive Vice President of Eastman Kodak Company since 1994 and a Director of Eastman Kodak Company from May 1992 until his retirement in May 1996. He was previously Group Vice President and General Manager of Health Group from September 1989 to September 1991, and Group Vice President, President of Imaging from September 1991 to August 1994. He is a Director of Frontier Corporation and a member of the National Academy of Engineering. Age 59.


[PHOTO] Bradford  Wiley II
Bradford Wiley II, a director since 1979, has been Chairman of the Board since January 1993, and Editor in the College Division since April 1989. He was previously a newspaper journalist, viticulturist and winery manager. Age 55.


[PHOTO] Deborah E.  Wiley
Deborah E. Wiley, a director since 1979, is a Senior Vice President, and Director of Corporate Communications since July 1994. She was previously Vice Chairman of the Board from 1986 to 1994. She is Chairman of the Board of Caedmon School; a Trustee of Aloha Foundation; a Trustee Emerita of Colgate University; a Trustee of Pine Manor College; and Chairman of the National Book Foundation. Age 50.


[PHOTO] Peter Booth Wiley
Peter Booth Wiley, a director since 1984, is an author, journalist and owner of Points West (newspaper articles). He is a Member of the Board of San Francisco Bay Area Book Council; a Member of the Board of Synergy School; and a member of The Friends of the San Francisco Public Library. Age 53.

Beneficial Ownership of Directors and Management

Set forth below are the shares of the Company's Class A and Class B Stock beneficially owned by the directors, and also executive officers named in the Summary Compensation Table on page 13 as of August 2, 1996.

- - -----------------------------------------------------------------------------------------------------------
                                Shares of
                               Class A and            Additional
                              Class B Stock             Shares                                     Percent
                              Beneficially           Beneficially                                    of
                                Owned(1)               Owned(2)            Totals                  Class(1)
- - -----------------------------------------------------------------------------------------------------------
Franklin E. Agnew             A      16,346                                   A     16,346        0.1%
                              B         --                                    B         --          --
Warren J. Baker               A       1,246                                   A      1,246          --
                              B          --          B         --             B         --          --
Charles R. Ellis(3)(4)        A     117,072          A     79,324             A    196,396        1.5%
                              B          --          B         --             B         --          --
H. Allen Fernald              A       7,296                                   A      7,296          --
                              B       1,360                                   B      1,360          --
Gary J. Fernandes             A       4,758                                   A      4,758          --
                              B          --                                   B         --          --
Larry Franklin                A       1,721                                   A      1,721          --
                              B          --                                   B         --          --
John S. Herrington            A         486                                   A        486          --
                              B          --                                   B         --          --
Stephen A. Kippur(3)(4)       A      54,554          A     37,154             A     91,708        0.7%
                              B          --          B         --             B         --          --
Chester O. Macey              A         600                                   A        600          --
                              B          --                                   B         --          --
Henry A. McKinnell, Jr.       A         500                                   A        500          --
                              B          --                                   B         --          --
William J. Pesce(3)(4)        A      51,841          A     23,104             A     74,945        0.6%
                              B          --          B         --             B         --          --
Richard S. Rudick(3)          A      59,538          A     24,401             A     83,939        0.6%
                              B      14,144          B         --             B     14,144        0.4%
William R. Sutherland         A       4,574                                   A      4,574          --
                              B         --                                    B         --          --
Thomas M. Taylor(11)          A       9,586                                   A      9,586          --
                              B          --                                   B         --          --
Leo J. Thomas                 A      11,045                                   A     11,045        0.1%
                              B         800                                   B        800          --
Robert D. Wilder(3)(4)        A      53,201          A     56,152             A    109,353        0.8%
                              B       1,600          B         --             B      1,600          --
Bradford Wiley II(5)(6)(9)    A     109,392                                   A    109,392        0.8%
                              B     338,419                                   B    338,419       10.6%
Deborah E. Wiley(5)(6)(7)(10) A     140,938          A        452             A    141,390        1.1%
                              B     518,027          B         --             B    518,027       16.2%
Peter Booth Wiley(5)(6)(8)    A     114,930                                   A    114,930        1.0%
                              B     338,087                                   B    338,087       10.6%

(1) All directors, nominees and executive officers as a group (includes 23 persons) own 1,090,207 and 1,213,237 shares of Class A and B Stock, including exercisable options and restricted shares awarded to certain executive officers, (see Executive Employment Agreements, page 15). This represents 14% of the Common Stock of the Company and 29.1% of the voting power represented by all such shares, excluding restricted shares which may not be voted until vested. In the table, percent of class was calculated on the basis of shares beneficially owned (including exercisable options), compared with shares issued and outstanding plus shares which might be issued pursuant to the exercise of such options. This table is based on the information provided by the individual nominees.

(2) Options exercisable under the Company's stock option plans which may be acquired on or before October 1, 1996.

(3) Includes Class A shares of restricted stock subject to forfeiture awarded under the Company's long term incentive plans (see Summary Compensation Table, footnote (a), page 13) as follows: Mr. Ellis - 13,805 shares; Mr. Kippur - 5,586 shares; Mr. Pesce - 4,683 shares; Mr. Wilder - 4,153 shares; and Mr. Rudick - 3,253 shares.

(4) Includes restricted stock subject to forfeiture awarded under the terms of the Executive Employment Agreements, described on page 15, as follows: Mr. Ellis - 60,000 shares; Mr. Kippur - 40,000 shares; Mr. Pesce - 40,000 shares; and Mr. Wilder - 40,000 shares.

(5) The totals shown for Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley do not include any shares in the table on page 2 as separately owned by their father, W. Bradford Wiley (namely 653,228 Class A and 485,748 Class B shares), nor do they include (i) 201,280 shares of Class A Stock and 134,188 shares of Class B Stock held by a trust for the benefit of W. Bradford Wiley, of which Mr. Wiley and Morgan Guaranty Trust Company of New York are co-trustees; (ii) 88,620 shares of Class B Stock which W. Bradford Wiley or his designees have the right to acquire in exchange for shares of Class A Stock from certain persons upon any proposed disposition of such Class B Stock, upon their deaths or upon termination of trust; or (iii) the shares not allocated to any of W. Bradford Wiley's children under the trusts referred to in footnotes (4), (5), (6), (7) or (8) below.

(6) Peter Booth Wiley, Bradford Wiley II and Deborah E. Wiley, and their father, W. Bradford Wiley, as co-trustees, share voting and/or investment power with respect to 1,060,156 shares of Class B Stock under the Will of Edward P. Hamilton. For purposes of this table, each of W. Bradford Wiley's children is shown as the owner of one-fourth of such shares, namely, 265,039 Class B shares.

(7) Deborah E. Wiley and her father, W. Bradford Wiley, as co-trustees, share voting and/or investment power with respect to 109,380 shares of Class B Stock under the Edward P. Hamilton Trust, 27,420 shares of Class A Stock and 212,840 shares of Class B Stock under the Elizabeth W. Hamilton Trust, and 218,784 shares of Class A Stock and 145,856 shares of Class B Stock under a trust for the benefit of Bradford Wiley II. For purposes of this table, Deborah E. Wiley is shown as the owner of one-half of such shares, namely, 123,102 Class A shares and 234,038 Class B shares.

(8) Peter Booth Wiley and his father, W. Bradford Wiley, as co-trustees, share voting and/or investment power with respect to 218,784 shares of Class A Stock and 145,856 shares of Class B Stock under a trust for the benefit of Deborah E. Wiley. For purposes of this table, Peter Booth Wiley is shown as the owner of one-half of such shares, namely, 109,380 Class A shares and 72,928 Class B shares.

(9) Bradford Wiley II and his father, W. Bradford Wiley, as co-trustees, share voting and/or investment power with respect to 218,784 shares of Class A Stock and 145,856 shares of Class B Stock under a trust for the benefit of Peter Booth Wiley. For purposes of this table, Bradford Wiley II is shown as the owner of one-half of such shares, namely, 109,380 Class A shares and 72,928 Class B shares.

(10) Deborah E. Wiley and her father, W. Bradford Wiley, as co-trustees, share voting and/or investment power with respect to 13,768 shares of Class A Stock and 9,180 shares of Class B Stock under the Trust of Esther B. Wiley. For purposes of this table, Deborah E. Wiley is shown as the owner of one-half of these shares, namely, 6,884 Class A shares and 4,590 Class B shares.

(11) Solely in his capacity as President of Thomas M. Taylor & Co. with respect to 9,100 shares of Class A Stock.

- - --------------------------------------------------------------------------------
IV. Executive Compensation

     Executive Compensation Policies. The Company's executive compensation program is administered by the Executive Compensation and Development
     Committee of the Board of Directors (the "Committee") composed of four independent directors. The objectives which guide the Committee in formulating its recommendations are to:

Report of the Executive Compensation and Development Committee

     o Attract and retain executives of the highest caliber by compensating them at levels which are competitive in the market place.

     o Motivate and reward such executives based on corporate, business unit and individual performance through compensation systems and policies which include variable incentives.

      o Align executives' and shareholders' interests through awards of equity components dependent upon the performance of the Company and the operating divisions, as well as the individual performance of each executive.


     Annually the Committee reviews a compensation survey as a guidepost to determine whether the Company's compensation levels and program are competitive and meet the Committee's stated objectives. The most recent survey compiled by Hay Management Consultants includes those publishing companies listed in the peer group in the graph on page 13, regarded as comparable and for which comparable data is available, as well as other companies more comparable in size to the Company. The Committee recommends to the Board for its ultimate determination the total targeted compensation and the proportion of the various components of the compensation program including salary, and targeted annual and long term incentives, based upon each executive's role in the Company and level of responsibilities.

     It is the Committee's policy to maximize the effectiveness, as well as the tax efficiency, of the Company's executive compensation programs. With regard to future executive compensation actions, the Committee's policy is to maintain flexibility to take actions which it deems to be in the best interests of the Company and its shareholders, but which may not qualify for tax deductibility under Section 162(m) or other Sections of the Internal Revenue Code. Annual Executive Compensation. Annual executive compensation is comprised of base salary and, if earned, a variable cash incentive. The annual incentive is based on the achievement of quantitative financial performance goals, as well as individual non-quantitative objectives, which are respectively weighted 85% and 15%. Targeted annual incentives range from 70% of salary for Mr. Ellis and from 40% to 50% for other executives. At the beginning of each fiscal year, the Committee recommends to the Board for approval the base salaries, the targeted incentives, and the financial performance measures and goals on which incentives may be earned, including the threshold or minimum level of performance below which no incentives will be paid, as well as outstanding levels of performance. Divisional performance measures and targets are also set for certain operating executives with divisional as well as corporate responsibilities. At the end of the fiscal year, the Committee evaluates performance against the financial goals and individual objectives, and submits to the full Board for approval a recommended annual payout, if any, for each executive. No incentive is payable, regardless of whether individual objectives are met or exceeded, unless aggregate performance against the financial measures equals or exceeds threshold. Payouts, if any, can range from 50% to 150% of the targeted incentive depending upon the level of the achievement of financial goals and individual objectives between threshold and outstanding levels of performance. In fiscal 1996 on a weighted average basis, performance against financial goals was between target and outstanding.

     Long Term Executive Compensation. The long term component of the compensation is comprised of (i) a targeted variable incentive payable in cash and/or performance shares, and (ii) stock option grants of Class A Stock. At the beginning of each year a new three fiscal-year cycle begins. The Committee reviews and submits to the full Board for approval its recommendations for participants in the long term plan, the number of stock options to be granted, the targeted incentive, the financial performance measures and goals, and threshold and outstanding levels of performance that must be achieved by the Company and, where relevant, the division for which the participant is responsible.

     At the end of the three fiscal-year cycle, the Committee evaluates performance against the goals and recommends to the full Board for approval the appropriate payout for each executive and the portion to be paid in cash and/or restricted performance shares. No long term incentive is payable if aggregate performance is less than threshold. Payouts to individual executives can range from 50% to 150% of the targeted incentive depending upon the level of aggregate achievement between the threshold and outstanding levels of financial performance.

     Option grants are generally awarded on an annual basis, have terms of ten years and generally vest as to 50% in the fourth year and 50% in the fifth year from the date of grant. All employees' stock options have exercise prices which are equal to the current market price of Class A Stock as of the grant date. The ultimate value of the stock option grants is aligned with increases in shareholder value and is dependent upon increases in the market price per share over and above the grant price. In fiscal 1996, all executives, including Mr. Ellis, received approximately 40% of their targeted long term incentive in stockoption awards. The Committee does not consider the amount and terms of prior option grants in connection with the annual awards.

Chief Executive Officer Compensation. Based on the Executive and Policy Committee's performance evaluation review of Mr. Ellis and the achievement of the financial performance measures, the Executive Compensation and Development Committee recommended and the Board approved a base salary change of 10% ($370,000 to $407,000) and an annual incentive award of $348,333, representing 46% of the total annual compensation component of Mr. Ellis' compensation, exclusive of the long term incentive payout, which were based on aggregate achievement above targeted goals of the Company's financial performance measures including revenue, income and cash flow.

     The Company registered a 10% growth in revenues and a 35% increase in its net income compared with the prior year. In addition, the cash flow targets were achieved and return on investment and equity hurdles exceeded. Individual objectives accomplished during the year included continuing to extend the application of new publishing technologies to the development of new electronic products; expanding succession planning and executive development; initiating continuous improvement programs; and continuing to strengthen the Company's global presence, particularly in Europe and Asia.

     Mr. Ellis also received a long term compensation payout of $206,123, of which $137,484 was paid in cash and the remainder in 1,990 shares of restricted performance shares with the restrictions lapsing as to 50% at the end of fiscal 1997 and 1998, respectively. This payout was based on the aggregate achievement slightly below targeted goals of the Company's cumulative financial performance measures for income, cash flow, return on investment, and return on equity for the three years ended April 30, 1996.

     During fiscal 1996, Mr. Ellis, as part of his long term compensation plan, received a grant of options to purchase 28,328 shares of Class A Stock, exercisable as to 14,164 shares on and after each April 30, 1999 and 2000, respectively, at an option price of $28.25 per share, the market price at date of grant.

     Also in fiscal 1996, Mr. Ellis received (i) a restricted stock grant of 30,000 Class A shares issued under the Company's 1991 Key Employee Stock Plan, pursuant to an employment agreement between the Company and Mr. Ellis (see Executive Employment Agreements, page 15), vesting as to 10,000 shares each on June 23, 1998, 1999 and 2000. This restricted stock grant was in addition to regular annual compensation in order to assure the continued availability of Mr. Ellis' services.

     In approving the compensation reflected in the tables on page 13, the Committee considered Mr. Ellis's performance in leading the Company's investment in and enhancing of its core business on a global basis, and the shareholder value created during the most recent three years of his tenure.

     Executive Compensation and Development Committee

          Chester O. Macey, Chairman         William R. Sutherland
              Larry Franklin                   Peter B. Wiley

Performance Graph

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]








                                        1991     1992      1993      1994     1995      1996

John Wiley & Sons, Inc. Class A      $100.00  $115.28   $140.88   $ 56.89  $339.16   $422.64
Publishing Peer Group                 100.00   109.62    125.38    134.52   164.42    189.79
S&P Mid-Cap Companies                 100.00   120.05    137.30    150.49   165.21    210.70


The above graph provides an indicator of the cumulative total return to shareholders of the Company's Class A common stock as compared with the cumulative total return on the S&P Mid-Cap Companies Index and a peer group index for the period from April 30, 1991 to April 30, 1996. The peer group consists of the following five publicly traded companies with significant publishing activities: Harcourt General, Inc.; Houghton Mifflin Company; McGraw Hill Companies; Plenum Publishing Corporation; and Waverly, Inc. Peer group returns have been weighted to reflect relative stock market capitalization of each company at the beginning of each year. Cumulative total return assumes $100 invested on April 30, 1991 and reinvestment of dividends throughout the period.

Summary Compensation Table

                                                                                  Long Term Compensation
                                                                         ----------------------------------------

                                      Annual Compensation                         Awards                  Payouts
                          --------------------------------------------   ----------------------------     -------
                                                         Other Annual                    Securities                    All Other
Name and                                                   Compen-     Restricted Stock  Underlying        LTIP         Compen-
Principal Position            Year      Salary    Bonus    sation          Awards(a)     Option/SARs    Payouts(b)     sation(c)
- - ------------------------------------------------------------------------------------------------------------------------------------

Charles R. Ellis              1996   $401,312   $348,333    0              $916,139       28,328        $137,484         $4,884
President, Chief Executive    1995    362,314   $300,518    0               702,579       55,000         149,132          5,019
Officer and Director          1994    318,468    237,152    0                81,140       14,144         162,524          8,812

Stephen A. Kippur             1996    264,004    129,977    0               592,810       11,126          55,704          4,668
Executive Vice President,     1995    239,539    146,574    0               452,099        7,000          66,797          4,712
Professional, Reference       1994    220,539    126,509    0                34,803        5,304          69,711          6,616
and Trade Group

William J. Pesce              1996    251,082    131,052    0               581,648       29,052          33,345          4,877
Executive Vice President,     1995    229,692     80,347    0               441,093        7,000          44,754          4,620
Educational and               1994    212,231    123,787    0                21,700        4,716          43,464          6,367
International Group

Robert D. Wilder              1996    221,308    120,435    0               589,024        8,376          48,119          4,614
Executive Vice President      1995    210,154    106,400    0               445,176        6,600          52,931          4,625
and Chief Financial Officer   1994    196,615     97,613    0                23,604        4,952          47,280          5,206

Richard S. Rudick             1996    168,462     81,100    0                12,910        4,314          25,858          4,604
Senior Vice President         1995    159,154     70,899    0                15,074        3,600          30,194          4,557
and General Counsel           1994    153,808     64,359    0                10,885        2,660          21,802          4,614


The above table sets forth, for the fiscal years indicated, the compensation of the CEO and the four other most highly compensated executive officers of the Company.

(a) When awards of restricted stock are made pursuant to the Company's long-term incentive plans, the Committee may establish a period during which the Class A shares of restricted stock shall be subject to forfeiture in whole or in part if specified objectives or considerations are not met. Restricted stock awards were made for achievement of financial performance objectives for the respective three-year periods ended April 30, 1996,
     April  30,  1995 and April 30,  1994.  Stock  issued  pursuant  thereto  is non-voting and not eligible for dividends until restrictions lapse. Restrictions lapse as to 50% at the end of the first and second fiscal year, respectively, after the fiscal year in which awarded. Restricted stock awards reflect the market value as of the fiscal year-end indicated. In addition to the aforementioned stock awards, this amount includes the value at date of issuance of restricted stock, which have voting rights and are eligible to receive dividends, issued pursuant to certain Employment Agreements in fiscal year 1996 (see page 15) as follows: Mr. Ellis-30,000 shares valued at $847,500; Mr. Kippur-20,000 shares valued at $565,000; Mr. Pesce-20,000 shares valued at $565,000; and Mr. Wilder-20,000 shares valued at $565,000. Similar awards were granted under the Employment Agreements in fiscal year 1995 as follows: Mr. Ellis-30,000 shares valued at $628,125; Mr. Kippur-20,000 shares valued at $418,750; Mr. Pesce-20,000 shares valued at $418,750; and Mr. Wilder-20,000 shares valued $418,750. Aggregate restricted stock holdings as of April 30, 1996 were as follows: Mr. Ellis - 68,208 shares valued at $2,353,176; Mr. Kippur - 43,298 shares valued at $1,493,781; Mr. Pesce-42,596 shares valued at $1,469,562; Mr. Wilder-42,506 shares valued at $1,466,457; and Mr. Rudick-1,316 shares valued at $45,402.


(b) Under the Company's long term incentive plans, cash awards were made for the achievement of financial performance objectives for the respective three year periods ended April 30, 1996, 1995 and 1994 as described under the heading Long Term Compensation in the report of the Executive Compensation and Development Committee on page 11.

(c)  Represents  matching  Company  contributions  to the Employee Savings Plan.


Option/SAR Grants in Last Fiscal Year

- - --------------------------------------------------------------------------------
                     Individual Grants (a)
- - --------------------------------------------------------------------------------

                                        % of Total                                        Potential Realizable
                      Number of         Options/SARs                                        Value at Assumed
                     Securities         Granted to                                     Annual Rates of Stock Price
                  Underlying Options/    Employees        Exercise or   Expiration     Appreciation for Option Term
                                                                                       ----------------------------
Name                  SARs Granted      in Fiscal Year     Base Price     Date (b)          5%           10%
- - ------------------------------------------------------------------------------------------------------------------------------------


Charles R. Ellis        28,328            36.9%             $28.250      June 14, 2005        $503,283   $1,275,418
Stephen A. Kippur       11,126            14.5%              28.250      June 14, 2005         197,668      500,928
William J. Pesce         9,052            11.8%              28.250      June 14, 2005         160,820      407,550
                        20,000            26.1%              31.625      February 11, 2006     397,776    1,008,042
Robert D. Wilder         8,376            10.9%              28.250      June 14, 2005         148,810      377,115
Richard S. Rudick        4,314             5.6%              28.250      June 14, 2005          76,643      194,231


The above table shows potential realizable value at assumed annual stock appreciation rates of 5% and 10% over the ten-year term of the options. The rates of appreciation are as required to be stated by the Securities and Exchange Commission and are not intended to forecast possible future actual appreciation, if any, in the Company's stock price. Future gains, if any, will depend on actual future appreciation in the market price.

(a) The Company has in effect three shareholder approved plans, each of which relates to Class A shares: the 1982 Incentive Stock Option and Performance Stock Plan, the 1987 Incentive Stock Option and Performance Stock Plan, and the 1991 Key Employee Stock Plan. The exercise price of all stock options is determined by the Committee and may not be less than 100 percent of the fair market value of the stock on the date of grant of the options. The Committee also determines at the time of grant the period and conditions for vesting of stock options. In the event of a change of control, as defined on page 19, all outstanding options shall become immediately exercisable up to the full number of shares covered by the option. No option grants have SARs associated with the grants, and no SARs were granted during fiscal 1996.

(b) Options are subject upon earlier termination in certain events relating to termination of employment.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values


- - --------------------------------------------------------------------------------------------------------------------------------
                                                                      Number of Securities              Value of Unexercised
                                                                      Underlying Unexercised          In-the-Money Options/SARs
                                                                 Options/SARs at Fiscal Year-End     at Fiscal Year-End (b)
                         Shares Acquired        Value            -------------------------------     --------------------------
Name                        on Exercise      Realized (a)        Exercisable       Unexercisable     Exercisable  Unexercisable
- - --------------------------------------------------------------------------------------------------------------------------------

Charles R. Ellis                30,000          $ 817,500           79,324              89,752         $1,736,075     $1,109,461
Stephen A. Kippur                    0                  0           49,154              26,812          1,222,602        370,807
William J. Pesce                     0                  0           23,104              43,352            575,376        382,167
Robert D. Wilder                     0                  0           56,162              22,866          1,372,111        329,070
Richard S. Rudick               43,591          1,019,015           24,401              12,250            603,011        178,788
- - ------------------------------------------------------------------------------------------------------------------------------------

The above table provides information as to options exercised by each of the named executive officers during fiscal 1996 and the value of the remaining options held by each executive officer at year end, measured using the closing price of $34.50 for the Company's Class A Common Stock on April 30, 1996.

(a)  Market value of underlying shares at exercise minus the option price.

(b) Market value of underlying shares at fiscal year-end minus the option price. These values are presented pursuant to SEC rules. The actual amount, if any, realized upon exercise will depend upon the market price of the Class A shares relative to the exercise price per share of the stock options at the time of exercise.

Long-Term Incentive Plans-Awards in Last Fiscal Year

                                                                              Estimated Future Payouts
                                                                       under Non-Stock Priced-Based Plans (a)(b)
                           Number of               Performance or      -----------------------------------------
                         Shares, Units or       Other Periods Until     Threshold    Target          Maximum
Name                     Other Rights (#)       Maturation or Payout     (# or $)   (# or $)        (# or $)
- - ------------------------------------------------------------------------------------------------------------------------------------

Charles R. Ellis              6,878        May 1, 1995 to April 30, 1998     3,439      6,878         10,317
                                                                          $ 48,580   $ 97,160      $ 145,740
Stephen A. Kippur             2,702        May 1, 1995 to April 30, 1998     1,351      2,702          4,053
                                                                          $ 19,080   $ 38,160      $  57,240
William J. Pesce              2,198        May 1, 1995 to April 30, 1998     1,099      2,198          3,297
                                                                          $ 15,525   $ 31,050      $  46,575
Robert D. Wilder              2,034        May 1, 1995 to April 30, 1998     1,017      2,034          3,051
                                                                          $ 14,365   $ 28,730      $  43,095
Richard S. Rudick             1,048        May 1, 1995 to April 30, 1998       524   $  1,048      $   1,572
                                                                          $  7,400   $ 14,800      $  22,200
- - ------------------------------------------------------------------------------------------------------------------------------------

Estimated future payments assuming financial performance targets are achieved under the 1996 long-term incentive compensation plan for the named executives are as indicated above:

(a) Financial performance targets and relative weighting of each target, as well as the threshold, target and outstanding levels of performance, are set at the beginning of the three-year plan cycle and include cumulative income and cumulative cash flow, as defined, for the three-year period. For the fiscal 1996 long-term plan, amounts will be earned based on the achievement of the overall weighted targets. If the threshold level is not attained, no payout will be made.

(b) These awards consist partly of cash and partly of restricted performance shares. At April 30, 1998, the Committee may, in its discretion, modify the relative proportion of cash and restricted performance shares. The restricted shares would vest as to 50% on April 30, 1999 and the remaining 50% on April 30, 2000. The above restricted shares are eligible for dividends and voting rights during the three-year plan cycle, as well as the subsequent restricted period.

Executive Employment Agreements

     In July 1994, the Company entered into  employment  agreements with Charles
R. Ellis, President and Chief Executive Officer, and three senior vice presidents, Messrs. Kippur, Pesce, and Wilder (collectively the "Executives"). The contracts provide for base salaries (reflected in the Summary Compensation Table on page 13), which may be increased by the Board, and for benefits and incentive compensation as provided for senior officers generally, and as described in the Committee's report above. Each of the contracts with the senior vice presidents expires on April 30, 1998, and is renewable for successive two-year terms in the absence of notice by either party to the contrary. If any such contract is terminated by the Company other than for cause, as defined, or if the Company decides not to renew for a subsequent term, the Executive will be entitled to 24 months severance, which includes salary, benefits, pro-rated cash incentive payments at target levels, and long term incentives for plan cycles ending within one year after termination. The contract with Mr. Ellis, as amended in March 1995, is for an initial term expiring on July 20, 1998, renewable for an additional two-year term. If it is terminated by the Company other than for cause or it is not renewed by the Company for the additional term, severance is payable until July 20, 2000.

     Except in the case of termination by the Company other than for cause, the Executive is restricted from working for a competitor for twelve months after termination in the case of the senior vice presidents. The restriction continues until July 20, 2000, whether or not termination is for cause in the case of the Chief Executive Officer. However, if any of the Executives resigns for "good reason" within 18 months following a "change of control," both as defined in the 1989 Supplemental Executive Retirement Plan (see page 16), the restriction does not apply.

     In connection with these agreements, the above named executives received certain restricted stock awards which vest one-third at the end of each of the third, fourth and fifth years after the date of grant. A second award of the same number of shares and on the same terms was made to each of these Executives on June 15, 1995 (see Report of the Executive Compensation and Development Committee, page 12). In addition, the Executive is required to retain ownership of the shares for an additional two years after vesting except, in Mr. Ellis' case, upon retirement with the Board's approval. If the Executive is terminated by the Company other than for cause, or the contract is not renewed by the Company, or if there is a "change of control" as defined in the 1991 Key Employee Stock Plan (see Stock Options, Performance Stock and Restricted Stock, page 17), all remaining unvested shares will vest, and any remaining restrictions on transfer of the shares will lapse.

Retirement Plan

The following table shows the estimated annual retirement benefits payable at normal retirement age to a covered participant who has attained the earnings and years of service classifications indicated under the Company's tax-qualified, non-contributory defined benefit retirement plan (the "Retirement Plan") and non-qualified supplemental retirement plan (the "Supplemental Retirement Plan"):

- - --------------------------------------------------------------------------------

      Average                  Years of Service
      Final          --------------------------------------
   Compensation      10         20          30          35
- - --------------------------------------------------------------------------------
      $100,000  $  15,338    $ 30,676    $ 46,014    $ 53,683
       200,000     32,038      64,076      96,114     112,133
       300,000     48,738      97,476     146,214     170,583
       400,000     65,438     130,876     196,314     229,033
       500,000     82,138     164,276     246,414     287,483
       600,000     98,838     197,676     296,514     345,933
       700,000    115,538     231,076     346,614     404,383
       800,000    132,238     264,476     396,714     462,833

- - --------------------------------------------------------------------------------

     Benefits shown above are computed as a single life annuity beginning at age 65 and are not subject to any deduction for offset amounts. The Retirement Plan provides for annual normal retirement benefits equal to 1.17% of average final compensation, not in excess of covered compensation, plus 1.67% of average final compensation in excess of covered compensation, times years of service not to exceed 35.

     Average final compensation is the participant's average annual compensation (taking into account 100% of the base pay plus 50% of incentive compensation and overtime pay, but not including any other compensation included in the Summary Compensation Table) during the highest three consecutive years ending December 31, 1993 (subject to certain limitations on compensation under the Internal Revenue Code with respect to tax-qualified plans). The Company may, but is not required to, update from time to time the three-year period used to determine average final compensation.

     Covered compensation under the Retirement Plan is the average of the taxable wage base in effect under the Social Security Act over the 35 year period ending with the year the employee reaches his or her social security retirement age (but excluding any increases in the taxable wage base after 1993). The Supplemental Retirement Plan provides benefits that would otherwise be denied participants by reason of certain Internal Revenue Code limitations on tax-qualified plan benefits. Average final compensation and covered compensation are determined under the Supplemental Retirement Plan in the same manner as under the Retirement Plan, except that a participant's compensation is not subject to the limitations under the Internal Revenue Code. Years of service under the Retirement Plan and Supplemental Retirement Plan are the number of years and months, limited to 35 years, worked for the Company and its subsidiaries after attaining age 21.

     The years of service for Messrs. Ellis, Kippur, Pesce, Wilder and Rudick under the Retirement Plan and Supplemental Retirement Plan as of April 30, 1996 (rounded to the nearest year), are 8, 17, 7, 17, and 18, respectively. Average final compensation for Messrs. Ellis, Kippur, Pesce, Wilder and Rudick as of April 30, 1996 was $403,027, $247,608, $224,195, $213,904, and $176,098,
respectively.

1989 Supplemental Executive Retirement Plan


     The participants under the 1989 Supplemental Executive Retirement Plan ("SERP") are executives of the Company or its affiliates listed on a schedule to the plan, as amended from time to time.


     The basic SERP benefit (the "primary benefit") consists of ten annual payments commencing on retirement (at or after age 65) determined by multiplying the participant's base salary rate at retirement by 2.5, reducing the result by $50,000 and dividing the remainder by five. The plan also provides for an alternative early retirement benefit for participants who retire after age 55 with five years of service, a reduced payment for participants whose employment is terminated prior to age 65 other than on account of death (and who do not qualify for early retirement), and a survivor benefit for the beneficiaries of a participant who dies prior to age 65 while employed by the Company or an affiliate.

     The estimated annual benefits under SERP payable over ten years upon retirement at age 65 for Messrs. Ellis, Kippur, Pesce, Wilder and Rudick are
$522,800,  $402,539,  $574,722,  $300,472,  and  $122,492,   respectively.

     SERP provides the participants with a guaranteed total annual retirement benefit beginning at age 65 for ten years (taking into account retirement benefits under the Company's Retirement Plan, referred to above, the Supplemental Retirement Plan and the primary benefit under SERP) of 50% to 65% (depending on the executive's position with the Company) of average compensation over the executive's highest three consecutive years. Under certain circum-stances, if a participant works for a competitor within 24 months following termination of employment, no further payments would be made to the participant under SERP.

     SERP also provides that following a change of control (defined in the same manner as under the Company's stock option plans discussed below) and the termination of the participant's employment without cause as defined, or a termination by the participant for good reason as defined, the participant is entitled to a lump sum payment of the then present value of his benefits under SERP computed as if the participant had attained age 65 on the date of his termination.

Stock Options,Performance Stock, and Restricted Stock

     Under the 1991 Key Employee Stock Plan (the "Plan"), qualified employees are eligible to receive awards that may include stock options, performance stock awards and restricted stock awards as described in footnote (a) of the Summary Compensation Table. This plan is described in connection with the proposal to amend the Plan.

V.  Proposal to Amend the 1991 Key Employee Stock Plan

     The Board of Directors recommends approval of an amendment to the Plan which would limit to 150,000 the maximum number of shares of Class A Common Stock of the Company for which, in the aggregate, options, performance stock awards, and restricted stock awards can be granted to any one individual in any calendar year.

     The purpose of the amendment is to permit awards under the Plan generally to qualify as "performance based" compensation under Section 162(m) of the Internal Revenue Code. This section provides that compensation in excess of $1 million per year, which does not qualify as performance based compensation, paid to an executive officer whose compensation is required to be disclosed in the proxy statement, is not deductible. The Board of Directors believes that unless a maximum limit is established for grants to any one person in any year, future awards, if any, in excess of $1 million will not qualify.

     The proposed amendment has been approved by the Board, subject to shareholder approval, which is required under regulations relating to Section 162(m) made final in December 1995. The Board of Directors believes it is desirable to take steps to maximize the availability of tax deductions, and recommends that shareholders vote for the amendment. If the amendment is not approved by the shareholders, it will not become effective, and the Company may, in the future, be unable to deduct certain compensation based on the Plan paid to one or more executive officer.

     The following is a summary of the principal provisions of the 1991 Plan, as it is proposed to be amended (the "Amended Plan"), and adjusted for stock splits which have occurred between the time the Plan was adopted and the date of this Proxy Statement. The amendment is referred to in italics. Such summary is qualified in its entirety by reference to the text of the 1991 Plan (Exhibit A).


1. The aggregate number of shares of stock available for grants of options or grants of awards under the Plan in each fiscal year during which the Plan is in effect shall be three percent of the total number of shares of Class A Common Stock of the Company outstanding as of the first day of each such fiscal year. No more than 2,000,000 shares of Common Stock may be issued over the life of the Amended Plan, no more than 150,000 shares of Common Stock may be issued in any one calendar year to any one individual, and no stock option may be granted after December 31, 2000. Shares subject to unexercised portions of terminated or expired options, or shares reserved for issuance as Performance Shares or Restricted Stock which are forfeited, may again be made subject to an option or reserved for issuance as Performance Shares or Restricted Stock. The Company presently has outstanding 12,951,558 shares of Class A Common Stock and has available 13,553,957 shares of authorized but unissued Class A Common Stock. As of June 30, 1996, approximately 150 employees (of whom 32 are corporate or division officers) were eligible to participate in the Amended Plan.


2. The Board of Directors has designated the Executive Compensation and Development Committee (the "Committee") to administer the Amended Plan (see "CERTAIN INFORMATION CONCERNING THE BOARD" for additional information concerning the Committee). None of the members of the Committee is eligible for awards under the Amended Plan. Subject to the terms and conditions of the Amended Plan, the Committee will have the authority to select the employees of the Company who will be granted options or awarded Performance Shares or Restricted Stock, determine the number of shares covered by each such grant or award, and interpret, construe and implement the provisions of the Amended Plan.

3. The option price for all options granted under the Amended Plan shall be determined by the Committee and shall not be less than 100 percent of the fair market value of the stock on the date of the grant of such option. Shares must be paid for in full (a) in cash at the time of exercise, (b) by the delivery to the Company of shares of Common Stock valued at fair market value on the date of exercise, or (c) by a combination of cash and delivery of shares of Common Stock. However, an option may provide, if the Committee so determines, that the option may be exercised in whole or in part without any payment, in which event the optionee would receive (in shares of Common Stock, in cash, or partly in both) an amount equal to the excess of the fair market value of the shares covered by the option over the total option price of such shares.

4. No option granted under the Amended Plan will be exercisable after the expiration of ten years from the date of its grant, except in the case of an employee's death, in which case an extension of up to one year may, in certain circumstances, be granted. An option will be exercisable only while an optionee is regularly employed by the Company or, except in the case of termination for cause, within three months of termination of employment, except in the case of retirement at age 55 or later, disability or death. However, the Committee may increase the number of shares subject to exercise up to the full number covered by the option and may permit the exercise of the option for such period after termination of employment as it may specify provided such period does not extend beyond the expiration date of the option.

5. When awards of Performance Shares are made under the Amended Plan, the Committee will establish a schedule of award period objectives applicable to awards granted in that year. The number of shares of Common Stock, if any, which will be issued pursuant to an award of Performance Shares, will depend on the extent to which award period objectives are attained. Award period objectives may include the achievement of specified earnings, cash flow, return on investment or other financial targets as well as specified business objectives of a non-financial nature. All awards of Performance Shares under the Amended Plan will have a plan cycle of not less than two fiscal years nor more than five fiscal years. (The first fiscal year will be the year in which the award is made.) During the plan cycle and until shares of Common Stock, if any, are issued pursuant to the terms of the shares awarded, the grantee shall have no dividend or voting rights with respect to Performance Shares which have been reserved with respect thereto. The Committee may, in its discretion, provide in the terms of an award that the grantee of Performance Shares may elect to receive cash in lieu of and in an amount equal in value to, all or part of the shares of Common Stock which would otherwise be issued to the grantee.

6. When awards of Restricted Stock are made under the Amended Plan, the Committee may establish a period (the "Restricted Period") during which the shares of Restricted Stock shall be subject to forfeiture in whole or part if specified award period objectives are not met. The grantee of Restricted Stock shall be entitled to vote his or her shares and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property other than cash shall be subject to the same restrictions as the Restricted Stock.

7. If the employment of an employee to whom an award of Performance Shares or Restricted Stock is made is terminated for any reason during the plan cycle, the Performance Shares or Restricted Stock will be forfeited. However, the Committee, in its sole discretion, may determine in any such case that a lesser number of shares, or no shares, will be forfeited. The Committee may also, in its sole discretion, at any time amend any award to provide that all shares of Common Stock which have been earned under the terms of the Performance Shares award or Restricted Stock award shall vest, notwithstanding any subsequent termination of employment without cause, and may further provide that such shares earned pursuant to a Performance Shares Award may be issued prior to the end of the plan cycle.

8. Shares issued pursuant to the exercise of options, or as Performance Shares will be treasury shares or authorized but unissued shares. Shares issued as Restricted Stock will be treasury shares.

9. The Committee may, in its discretion, include in any option agreement a provision which would require the grantee to forfeit gains on options exercised within six months prior to the termination of the grantee's employment in the event the grantee voluntarily terminates his or her employment or is terminated for cause, and within one year after such termination engages in any activity or business which competes with any business or activity of the Company in which he or she was engaged at the time of his or her termination.

10. Upon a change of control, as defined, all outstanding options shall become immediately exercisable up to the full number of shares covered by the option. The Committee shall specify in a performance stock award whether, and to what effect, in the event of a change of control, an employee shall be issued shares of common stock with regard to performance stock awards held by such employee. Following a change of control, all shares of restricted stock which would otherwise remain subject to restrictions shall be free of such restrictions. A change of control is defined as having occurred if either (a) any person hereafter becomes the beneficial owner, directly or indirectly, of 25% or more of the Company's then outstanding shares of Class B Stock (and such person did not have such 25% or more beneficial ownership on January 1, 1989) and the number of shares of Class B Stock so owned is equal to or greater than the number of shares of Class B Stock then owned by any other person, or (b) individuals who constitute the Board of Directors on January 1, 1989 (the "incumbent board") cease for any reason to constitute at least 64% of the full board, provided that any person becoming a director subsequent to such date whose election or nomination for election by the Company's shareholders was approved by a vote of at least 64% of the directors comprising the incumbent board shall be considered as though such person was a member of the incumbent board. The term "person" includes any individual, corporation, partnership, group, or association other than the Company, an affiliate of the Company, or any ESOP or other employee benefit plan sponsored or maintained by the Company or any affiliate. The Class B shareholders, voting as a class, are entitled to elect a minimum of 64% of the directors comprising the full board.

11. The Amended Plan may be terminated or amended by the Board of Directors, except that the number of shares available for grants or the definition of persons eligible to receive grants, may not be changed without shareholder approval.

     The  following  is  a  brief   description   of  the  federal   income  tax
consequences, under existing law, of the Amended Plan:

Incentive  Stock Options:

(a) Neither the grant nor the exercise (while the employee is employed or within three months after termination of employment) of an incentive stock option under the Amended Plan will be treated as the receipt of taxable income by the employee or a deductible item by the Company. The amount by which the fair market value of the shares issued upon exercise exceeds the option price will constitute an item of "tax preference" to the employee upon exercise of an option for purposes of the minimum tax on tax preference income.

(b) If the employee holds shares acquired upon the exercise of an option for the two-year period from the date of grant of the option and the one-year period beginning on the day after such exercise, and if he or she has been an employee of the Company or its subsidiaries at all times from the date of grant to the day three months before exercise, then any gain realized by the employee on a later sale or exchange of such shares will be a long-term capital gain and any loss sustained will be a long-term capital loss. The Company will realize no tax deduction with respect to any such sale or exchange of option shares.

(c) If the employee disposes of any shares acquired upon the exercise of an option during the two-year period from the date of grant of the option or the one-year period beginning on the day after such exercise, the employee will generally be obligated to report as ordinary income for the year in which the disposition occurred the amount (if any) by which the fair market value of such shares on the date of the exercise of the option (or, as noted in clause (d) below, in the case of certain sales or exchanges of such shares for less than such fair market value, the amount realized upon such sale or exchange) exceeds the option price, and the Company will be entitled to a deduction equal to the amount of such ordinary income. Any such ordinary income will increase the employee's tax "basis" for the purpose of determining gain or loss.

(d) If an option holder who has acquired stock upon the exercise of an incentive stock option makes a disposition within the two-year period described above, and the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized to the option holder, then the amount includable in the option holder's gross income, and the amount deductible by the Company, will not exceed the excess (if any) of the amount realized on the sale or exchange over the adjusted basis of the stock.

     Non-Qualified Stock Options:

     In the case of an option granted under the Amended Plan that is not an incentive option, the option holder recognizes ordinary taxable income at the time the option is exercised in the amount by which the fair market value of the shares acquired exceeds the option price. The Company is entitled to a corresponding ordinary income deduction at that time. The option holder's tax basis for purposes of determining gain or loss on a subsequent sale of the shares is the fair market value of the shares at the date of exercise of the option, and any gain or loss thereafter realized will be short- or long-term depending upon whether the shares are held more or less than one year from the date of exercise.

     Performance  Shares:

     A grantee will not realize any taxable income upon the award of Performance Shares. The right to elect under Section 83(b) of the Internal Revenue Code to have the fair market value of the underlying shares (determined without regard to the possibility of forfeiture and other restrictions imposed upon the shares during the plan cycle) included in his or her gross income and in the year the Performance Shares are awarded is not available to the grantee. The grantee will realize ordinary income during his or her taxable year in which the shares of Common Stock are issued pursuant to the award of Performance Shares in an amount equal to the fair market value of the shares of Common Stock at the date of issue. Such income, and any cash paid in lieu of the issuance of Common Stock, will constitute ordinary income. If the grantee thereafter disposes of such shares of Common Stock, any amount received in excess of the market value of the shares on the date of issue will be treated as long- or short-term capital gain depending upon the holding period of the shares.

Restricted  Stock:

     A grantee will not realize any taxable income upon the award of Restricted Stock unless the grantee elects under Section 83(b) of the Internal Revenue Code to have the fair market value of the Stock (determined without regard to the possibility of forfeiture) included in his or her gross income in the year the Restricted Stock is issued. In the absence of such an election, the grantee will realize ordinary income during his or her taxable year in which the possibility of forfeiture lapses. If the grantee thereafter disposes of the stock, any amount received in excess of the fair market value of the shares on the date the possibility of forfeiture lapsed will be treated as long- or short-term gain depending upon the holding period (measured from the date the possibility of forfeiture lapsed) of the shares.

Company  Deductions:

     The Company will be entitled to an ordinary deduction in the same amount as the grantee is considered to have realized ordinary income. Generally, the deduction will be allowed for the Company's fiscal year ending after the close of the calendar year in which the grantee is considered to have realized ordinary income.

     Unless contrary instructions are noted thereon, the proxy will be voted in favor of the following resolution which shall be submitted at the meeting:

     "Resolved, that the Amended 1991 Key Employee Stock Plan of the Company as set forth in Exhibit A to the Company's Proxy Statement dated August 9, 1996 be, and it hereby is, authorized and approved."

     Approval of the Amended Plan requires the affirmative vote of the shares representing a majority of the votes accorded to all outstanding shares of the Company present in person or by proxy at the meeting (each share of Class A Stock being accorded one-tenth of one vote and each share of Class B Stock being accorded one vote).

     The Board of Directors recommends that you vote "FOR" the adoption of the Amended 1991 Key Employee Stock Plan.

VI.  Proposal to Ratify Appointment of Independent Public Accountants

     There will be presented to the meeting a proposal to ratify the appointment by the Board of Directors, on the recommendation of its Audit Committee, of Arthur Andersen LLP ("Arthur Andersen") as independent public accountants for the Company for the fiscal year ending April 30, 1997. Although it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification by the shareholders to ascertain their views on such selection. Arthur Andersen has audited the Company's accounts since 1967. Arthur Andersen has advised the Company that during such period neither that firm nor any of its members has or has had any direct or any materially indirect financial interest in the Company or any of its subsidiaries. A representative of Arthur Andersen is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and such representative is expected to be available to respond to appropriate questions.

     Unless contrary instructions are noted thereon, the proxies will be voted in favor of the following resolution, which will be submitted at the meeting:

     "Resolved, that the appointment by the Board of Directors of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending April 30, 1997, be and it hereby is ratified, confirmed and approved."


     The affirmative vote of the shares representing a majority of the number of votes accorded to all outstanding shares of the Company (each share of Class A Stock being accorded one-tenth of one vote and each share of Class B Stock being accorded one vote) present in person or by proxy at the meeting and voting on the proposal is necessary for the adoption of the proposal. In the event that the foregoing proposal is defeated, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty and expense of making any substitution of auditors so long after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending April 30, 1997 will be permitted to stand unless the Board of Directors finds other good reason for making a change.

     The Board of Directors recommends that you vote "FOR" the ratification of the appointment of independent public accountants.


VII.  Manner and Expenses of Solicitation

     Since many of our shareholders are unable to attend the Annual Meeting, the Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If no choices are specified, the shares represented by that proxy card will be voted as recommended by the Board of Directors. However, if a shareholder does not return a signed proxy card, his or her shares will not be voted by the proxies. The proxy card, if properly executed and returned, also confers discretionary authority on the proxies to vote the shares represented by the proxy on any other matter that is properly presented for action at the Annual Meeting. Any shareholder giving a proxy has the right to revoke it at any time before it is exercised by giving notice in writing to the Secretary of the Company, by delivering a duly executed proxy bearing a later date to the Secretary prior to the Annual Meeting of Shareholders, or by attending the Annual Meeting and voting in person. Attendance at the annual meeting will not in and of itself constitute revocation of a proxy.

     The Company will bear the costs of soliciting proxies. In addition to the solicitation of proxies by use of the mails, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone or telegraph, but they will not receive additional compensation for such services. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of Common Stock in their names will be reimbursed for their reasonable out-of-pocket expenses in forwarding proxy material to their principals.

VIII.  Deadline for Submission of Shareholder Proposals or Board Nominations

     The By-Laws provide that if a shareholder intends to nominate a candidate for election as a director, or bring other business before the Annual Meeting, the shareholder must deliver written notice of his or her intention to the Secretary of the Company (or if notice is mailed, it must be received by the Secretary) not less than 120 calendar days in advance of the date in the then current year corresponding to the date the Company's Proxy Statement was released to shareholders in connection with the previous year's annual meeting. If the date of the annual meeting has been changed by more than 30 days, the notice must be received a reasonable time before such new date. The notice must state the shareholder's name, address, and number of Class A or Class B shares held, and fully describe the business to be brought before the meeting. In addition, if requested by the Company, the notice must also include all other information that would be required to be filed with the Securities and Exchange Commission, if with respect to the proposed business, the shareholder was a participant in a solicitation subject to Section 14 of the Securities Exchange Act of 1934. If the notice pertains to the nomination of a candidate for election as a director, it must include the consent of the nominee to serve as a director of the Company if elected.

     Proposals of shareholders intended to be presented at the 1997 Annual Meeting must be received by the Secretary of the Company (at the address listed at the beginning of this Statement) no later than April 11, 1997.

IX. Other Matters

     At the date of this Proxy Statement, the Board of Directors does not know of any other matter to come before the meeting other than the matters set forth in the Notice of Meeting. However, if any other matter, not now known, properly comes before the meeting, the persons named in the enclosed proxies will vote said proxies in accordance with their best judgment on such matter. Shares represented by any proxy will be voted with respect to the proposal outlined above in accordance with the choice specified therein or in favor of any proposal as to which no choice is specified.

     The Annual Report to shareholders was mailed together with this Proxy Statement to shareholders beginning August 9, 1996.

     The Company will provide, without charge, a copy of its Report to the Securities and Exchange Commission on Form 10-K for fiscal 1996, including the financial statements and the schedules thereto. All such requests should be directed to Josephine A. Bacchi, Secretary, John Wiley & Sons, Inc., 605 Third Avenue, New York, New York 10158.

     It is important that the accompanying proxies be returned promptly. Therefore, whether or not you plan to attend the Annual Meeting in person, you are requested to date, sign and return your proxies in the enclosed envelope to which no postage need be affixed if mailed in the United States. The proxies may be revoked at any time by you before they are exercised. If you attend the meeting in person, you may withdraw any proxy and vote your own shares.

                                   BY ORDER OF THE BOARD OF  DIRECTORS

                                           JOSEPHINE  A. BACCHI
                                           Secretary


New York, New York
August 9, 1996

                                                                       EXHIBIT A

                            JOHN WILEY & SONS, INC.
                          1991 KEY EMPLOYEE STOCK PLAN
                    Amended and Restated as of June 20, 1996


     1. Name, Purpose and Overview. This Amended Plan shall be known as the "1991 Key Employee Stock Plan" (the "Plan"). The Plan is intended to provide the officers and other key employees of John Wiley & Sons, Inc. (the "Company") and of it subsidiaries, affiliates and certain joint venture companies, upon whose judgment, initiative and efforts the Company depends for its growth and for the profitable conduct of its business, with additional incentive to promote the success of the Company, and to that end to encourage such employees to acquire or increase their proprietary interest in the Company. The Plan provides for the grant of options to purchase shares of the Company's stock, for the grant of "Performance Stock Awards" which are contingent rights to receive shares of the Company's stock, and for the direct grant of shares of the Company's stock, ("Restricted Stock"). Performance Stock Awards shall be subject to forfeiture, in whole or in part, if the objectives established in the award are not met, or if employment is terminated during the "Plan Cycle." Restricted Stock shall be subject to forfeiture, in whole or in part, if employment is terminated during the "Restricted Period" and may also be made subject to forfeiture in whole or in part if objectives established in the award are not met.

     2. Shares of Stock. Subject to adjustment as provided in Paragraph 11, the aggregate number of shares of stock available for grants of options or awards under the Plan in each fiscal year (including partial years) during which the Plan is in effect shall be equal to three percent (3%) of the total number of shares of Common Stock of the Company outstanding as of the first day of each such year for which the Plan is in effect; provided that any shares available for grant in a particular fiscal year (or partial fiscal year) which are not, in fact, granted in such year shall not be added to the shares available for grant in any subsequent fiscal year. In addition to the limitation set forth above with respect to the number of shares available for grant in any single fiscal year, no more than 2,000,000 shares of Common Stock shall be cumulatively available for grants of options or awards over the life of the Plan, no more than 150,000 shares of Common Stock may be issued in any one calendar year to any one individual, and no incentive stock option may be granted after December 31, 2000. Shares subject to unexercised portions of terminated or expired stock options granted under the Plan, shares of Restricted Stock which have been forfeited, or shares included in Performance Stock Awards which have been forfeited or otherwise not earned shall again be available for grant under the Plan. Shares issued pursuant to the exercise of options, or pursuant to Performance Stock Awards may be treasury shares or authorized but unissued shares. Shares issued as Restricted Stock shall be treasury shares. The holder of an option or the recipient of a Performance Stock Award shall not have any of the rights of a shareholder with respect to the shares covered by his or her option or award until a certificate for such shares shall be issued upon the due exercise of the option or pursuant to the terms of the Performance Stock Award, as the case may be.

     3. Common Stock. The term "Common Stock" as used in this Plan shall refer solely to the Class A Common Stock (par value of $1 per share) and not the Class B Common Stock.

     4. Eligibility. All officers and other key employees of the Company, its Subsidiaries, Affiliates or Joint Venture Companies, including members of the Company's Board of Directors (the "Board") who are employees of the Company or its Subsidiaries, Affiliates or Joint Venture Companies, except members of the Committee (referred to in Paragraph 5), are eligible to receive stock options (except that only employees of the Company and its Subsidiaries are eligible to receive incentive stock options), and awards of Performance Stock Awards or Restricted Stock. The term "Subsidiary(ies)" as used in this Plan means a company in which the Company and its Subsidiaries hold 50% or more of the total combined voting power, the term "Affiliate(s)" means any company in which the Company and its Subsidiaries hold 10% or more (but less than 50%)of the total combined voting power, and the term "Joint Venture Company(ies)" means any partnership or joint venture in which the Company has a 10% or more interest.

     5. Administration of the Plan. The Executive Compensation and Development Committee, or such other standing committee of not less than three directors as the Board may appoint (the "Committee"), shall administer and interpret the Plan. No individual shall be appointed to the

Committee who is or within one year before his or her appointment was eligible to receive options or awards of Company stock under the Plan or any other discretionary plan of the Company. With respect to the administration of the Plan, in addition to the authority specifically granted to the Committee herein, and subject to the rules provided in the By-Laws and such rules as the Board of Directors may prescribe, the Committee shall have authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan and to construe and interpret the Plan, the rules and regulations which it may promulgate and the instruments evidencing options and awards granted under the Plan, and to make all other determinations deemed necessary or advisable in the administration of the Plan. The Committee's interpretation of the Plan and of any options issued or awards granted under it shall be final and binding upon all persons.

     6. STOCK OPTIONS

     (a) Grant of Options. Subject to the provisions of the Plan, including but not limited to the provisions of Subparagraphs (b), (c) and (d) of this Paragraph 6, the Committee shall have full and final authority in its discretion
(i) to determine the employees to be granted options, (ii) to determine the number of shares of Common Stock subject to each option, (iii) to determine the time or times at which options will be granted, (iv) to determine the option price of the shares subject to each option, (v) to determine the time or times when or any conditions upon which each option becomes exercisable and the duration of the exercise period, (vi) to determine whether the option shall be an "incentive stock option" as defined in Section 422A(b) of the Internal Revenue Code of 1986 (the "Code") or an option not intended to qualify as an incentive stock option (a "non-qualified stock option"), and (vii) to prescribe the form or forms of the instruments evidencing any options granted under the Plan (which forms shall be consistent with this Plan but need not be identical), except that each option shall be clearly identified as an incentive stock option or a non-qualified stock option. The date of an option shall be the date of the authorization of such grant by the Committee or such later date as may be fixed for that purpose by the Committee at the time of the authorization of such grant. An individual may hold more than one option.

     (b) Terms of all Options. All options granted under the Plan (including non-qualified options) shall be subject to the following provisions:

          (i) Purchase Price. The purchase price of shares under each such option shall be fixed by the Committee at not less than 100% of the fair market value of the shares on the date of grant of such option.

          (ii) Payment. Shares shall be paid in full at the time the option is exercised and no shares shall be issued until such payment has been received. Payment may be made (a) in cash, (b) by the delivery to the Company of shares of the Company's Common Stock or Class B Common Stock (duly endorsed for transfer) valued at fair market value on the date of exercise, or (c) by a combination of cash and delivery of shares of the Company's Common Stock or Class B Common Stock valued as herein provided. The Committee may, from time to time, restrict or impose limits and conditions on the use of the Company's Common Stock or Class B Common Stock for payment.

          (iii) Stock Appreciation Rights. Notwithstanding the foregoing subparagraph (ii), any option granted under the Plan may provide the right to exercise such option in whole or in part without any payment of the option price. If an option is exercised without a payment of the option price, the optionee shall be entitled to receive a payment equal to the excess of the fair market value, on the date of exercise, of the shares covered by the option over the total option price of such shares. Such payment shall be in whole shares of Common Stock, in cash, or partly in such shares and partly in cash as determined by the Committee. The number of shares with respect to which any option is exercised under this Subparagraph (iii) shall reduce the number of shares thereafter available for exercise under the option and such shares may not again be optioned under the Plan.

          (iv) Ten Year Maximum Term. Notwithstanding any other provision in this Paragraph 6, no option granted under the Plan shall be exercisable either by the optionee, or in the event of the optionee's death, by his or her estate or by any other person, after the expiration of ten years from the date of its grant, except as provided in Subparagraphs (b)(vi) or
     (vii).

          (v) Termination of Employment Other Than by Death or Retirement at or after Age 55. Except as otherwise expressly provided in the Plan, each option may be exercised only while the optionee is regularly employed by the Company, a Subsidiary, an Affiliate or Joint Venture Company, or within three months after the optionee's employment has been terminated, whether such termination was by the Company (unless such termination was for cause) or by the optionee for any reason. If the optionee's employment is terminated for cause (as determined by the Committee), the option may not be exercised after the optionee's employment has been terminated. An optionee's employment shall not be deemed to have terminated for purposes of this subparagraph as long as the optionee is employed by the Company, or any Subsidiary, Affiliate or Joint Venture Company. Employment shall mean continuous employment (either full or part time), except that leaves of absence for such periods and purposes as may be approved by the Company or the Subsidiary, Affiliate or Joint Venture Company shall not be deemed to terminate employment. If an optionee is permanently disabled as of the date of termination of employment, the option may be exercised within three years after such date. The Committee may require evidence of permanent disability, including medical examinations by physicians selected by it. Notwithstanding the foregoing, the Committee, in its discretion, may permit the exercise of the option for such period after such termination of employment as the Committee may specify and may also increase the number of shares subject to exercise up to the full number of shares covered by the option. In no event (except as hereinafter provided in the case of the death of an optionee) may an option be exercised after the expiration date of the option.

          (vi) Retirement at or after Age 55. If an optionee shall retire after attaining 55 years of age, the option shall terminate three years after the date of the optionee's retirement (but no later than the expiration date of the option). If the optionee shall die within such three year (or shorter) period, the optionee's estate or any person who acquires the right to exercise such option by bequest, inheritance or by reason of the death of the optionee shall have the right to exercise the option during such period, or during the period ending one year after the optionee's death, if longer, to the same extent as the optionee would have had if he or she had survived.

          (vii) Termination of Employment by Death. If an optionee shall die while in the employ of the Company or a Subsidiary, Affiliate or Joint Venture Company the optionee's estate or any person who acquires the right to exercise such option by bequest, inheritance or by reason of the death of the optionee shall have the right to exercise the option within three years from the date of the optionee's death (but not later than the expiration date of the option or one year after the optionee's death, whichever is later), without regard to whether the right to exercise such option shall have otherwise accrued.

          (viii) Non-Transferability. No stock option shall be transferable other than by last will and testament, or by the laws of descent and distribution. During the optionee's lifetime, the option shall be exercisable only by the optionee.

     (c) Incentive Stock Options. An option which is designated as an "incentive stock option" is intended to qualify as an incentive stock option as defined in subsection (b) of Section 422A of the Code and the provisions of this Plan and the terms of any such option shall be interpreted accordingly. An incentive stock option may only be issued to employees of the Company or its Subsidiaries, and notwithstanding the provisions of Subparagraph 6(b), the purchase price of shares under each such option shall be no less than the fair market value of the stock, as determined by the Committee, on the date of grant of such option and the option shall expire in all events after the expiration of ten years from the date of its grant.

     7. PERFORMANCE STOCK AWARDS

     (a) Grants. Subject to the provisions of the Plan, including but not limited to the provisions of Subparagraphs (b), (c) and (d) of this Paragraph 7 of the Plan, the Committee shall have full and final authority in its discretion
(a) to determine the employees to be awarded Performance Stock Awards, (b) to determine the number of shares of Common Stock which may be issued pursuant to each Award, (c) to determine the time or times at which the Awards will be granted, (d) to determine the Plan Cycle and Award Period Objectives, as such terms are hereinafter defined, with respect to each Award, and (e) to prescribe the form or forms of the instruments evidencing the awards under the Plan (which forms shall be consistent with the Plan but need not be identical).

     (b) Term of Awards. All Awards granted under the Plan shall be subject to the following provisions:

          (i) General. The Committee may award "Performance Stock Awards" which will entitle the employee to whom the award is made to be issued shares of Common Stock upon the expiration of the Plan Cycle if the Award Period Objectives with respect to such Performance Stock Awards specified in the award are attained.

          (ii) Award Period Objectives. Each fiscal year that awards are made under the Plan, the Committee shall establish a schedule of Award Period Objectives applicable to Awards granted in that year. A separate schedule of Award Period Objectives may be established for Awards to (a) a defined group of employees, such as the employees of a Subsidiary, Affiliate, Joint Venture Company or division or group within the Company or (b) an individual employee. Award Period Objectives may include, but are not limited to, the achievement of appropriate objectives with respect to earnings, cash flow and return on investment as well as specific business objectives of a nonfinancial nature. Each Award shall also specify the number of shares of Common Stock which will be issued to the grantee under the schedule of Award Period Objectives. Award Period Objectives may be stated in terms of cumulative results during the entire Plan Cycle, in terms of results during each fiscal year within the Plan Cycle, or both. The attainment of any Award Period Objectives established by the Committee shall be determined by the Committee and its determination shall be conclusive and binding on the employee, any beneficiary of the employee and the Company. In making such determination the Committee may refer to and rely upon the certified financial statements contained in the Company's annual report filed with the Securities and Exchange Commission, other financial statements of the Company, relevant economic or financial indices, reports prepared by the Company's independent public accountants or, with respect to business objectives not stated in financial terms, upon reports or statements of officers of the Company. The Committee may make whatever adjustments to reported financial results it determines necessary and appropriate to carry out the intent and purposes of the Award. The Award Period Objectives and Plan Cycle may be changed if the Committee determines that such change is necessary and appropriate to take account of major changes in the tax law or accounting rules, acquisitions, divestitures and the like, or to carry out the intent and purposes of the Award in the light of changed circumstances or experience.

          (iii) New Employees or Promotions. Notwithstanding the provisions of the preceding subparagraph, an Award may be made in a subsequent fiscal year to a new employee or to an employee who has received a promotion relating to the Award Period Objectives of a prior fiscal year. This Award shall be subject to the Award Period Objectives (and the Plan Cycle) of Awards made in a prior fiscal year to the same extent as if the Award had been made in such prior fiscal year or with such adjustments as the Committee shall specify.

          (iv) Termination of Employment. If the employment of any employee to whom a Performance Stock Award is made (the "grantee") shall be terminated by the Company, Subsidiary, an Affiliate or a Joint Venture Company, as the case may be, with or without cause, or by the grantee for any reason during the performance period, or as result of death, the Performance Stock Award and the right to receive shares of Common Stock which may have been earned under the Award shall be forfeited. Notwithstanding the foregoing, the Committee, in its discretion, may waive such forfeiture, or may determine that only a portion of the Performance Stock Award shall be forfeited pursuant to the foregoing provisions of this subparagraph. The Committee may also, in its discretion, at any time amend any Award to provide that all shares of Common Stock which have been earned under the terms of the Award shall vest notwithstanding any subsequent termination of employment without cause or as a result of death and may further provide that such shares may be issued prior to the end of the Plan Cycle. Employment shall mean continuous employment, except that leaves of absence for such periods and purposes as may be approved by the employer shall not be deemed to terminate employment. Performance Stock Awards which are not forfeited pursuant to the provisions of this subparagraph shall remain subject to forfeiture pursuant to the terms of the Award.

          (v) Plan Cycle. All Performance Stock Awards under the Plan shall have a Plan Cycle of not less than two fiscal years nor more than five fiscal years. The first fiscal year shall be the year in which the award is made or the year following.

     (c) Rights under Performance Stock Awards. Until shares of Common Stock are issued pursuant to a Performance Stock Award, the grantee shall have no right to receive dividends or other distributions with respect to such shares or to vote such shares. The grantee's rights with respect to a Performance Stock Award shall not be transferable other than by last will and testament, or by the laws of descent and distribution. In the event of the death of the grantee, his or her estate or any person who acquires his or her interest in the Performance Stock Award by bequest or inheritance or by reason of the death of the grantee, shall only have such rights, if any, with respect to the decedent's Performance Stock Award as the Committee, pursuant to Subparagraph 7(b)(iv) may determine.

     (d) Alternative Cash Awards. The Committee may provide in the terms of the Award that a grantee of Performance Stock Awards may elect, at such time as the Committee may specify, to receive cash in lieu of, and in an amount equal in value to, all or part of the shares of Common Stock which would otherwise be issued to the grantee.

     8. RESTRICTED STOCK

     (a) Awards. Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to determine the employees to be awarded shares of Common Stock as "Restricted Stock" (shares subject to forfeiture), (b) to determine the number of shares of Common Stock which shall be issued pursuant to each award, (c) to determine the time or times at which the awards will be granted, (d) to determine the period (the "Restricted
Period") during which the shares of Restricted Stock shall be subject to forfeiture in whole or part, (e) to provide or not to provide for forfeiture of Restricted Stock in whole or in part (in addition to forfeiture on account of termination of employment as provided in Subparagraph 8(d)) if specified Award Period Objectives (of the kind described in Paragraph 7(b)(ii)) are not met during the Restricted Period, and (f) to prescribe the form or forms of the instruments evidencing the awards of Restricted Stock under the Plan (which forms shall be consistent with the Plan but need not be identical).

     (b) Restricted Period. During the Restricted Period the grantee shall not be permitted to sell, transfer, pledge or assign the shares of Restricted Stock, except that such shares may be used, if the award permits, to pay the option price of any option granted under the Plan (or any prior stock option plan of the Company), provided an equal number of shares delivered to the optionee shall carry the same restrictions and be subject to the same provisions regarding forfeiture as the shares so used.

     (c) Death or Permanent Disability. Shares of Restricted Stock shall not be forfeited as a result of the grantee's death or his or her termination of employment by reason of permanent disability, as determined by the Committee. The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Such shares shall remain subject to forfeiture if the Award Period Objectives, if any, specified in the award are not met.

     (d) Termination of Employment. Shares of Restricted Stock shall be forfeited and revert to the Company upon the grantee's termination of employment during the Restricted Period for any reason other than death or permanent disability, except to the extent the Committee, in its discretion, determines that a lesser number of shares of Restricted Stock or no shares of Restricted Stock shall be forfeited pursuant to the foregoing provisions of this subparagraph (d).

     (e) Stock Certificates. Stock certificates for Restricted Stock shall be registered in the name of the grantee but shall be appropriately legended and returned to the Company by the grantee, together with a stock power, endorsed in blank by the grantee. The grantee shall be entitled to vote shares of Restricted Stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property (other than cash) shall also be subject to the same restrictions.

     (f) Lapse of Restrictions. Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restricted Period and the Company shall deliver new certificates with the restrictive legend deleted evidencing such stock.

     9. CHANGE OF CONTROL

     (a) Definitions:

          (i) A "Change of Control" shall be deemed to have occurred if (a) any "Person" (as hereinafter defined) hereafter becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of 25 or more of the Company's then outstanding shares of Class B Common Stock and the number of shares of Class B Common Stock so owned is equal to or greater than the number of shares of Class B Common Stock then owned by any other Person, or
     (b) individuals who constitute the Board on January 1, 1991 (the "Incumbent Board") cease for any reason to constitute at least 64 of the full Board, provided that any person becoming a director subsequent to such date whose election or nomination for election by the Company's shareholders was approved by a vote of at least 64 of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall, for purposes of this clause
     (b), be considered as though such person were a member of the Incumbent Board.

          (ii) The term "Person" shall mean and include any individual, corporation, partnership, group, association or other "person," as such term is used in Section 14(d) of the Exchange Act, other than the Company, an affiliate of the Company, any employee stock ownership plan ("ESOP") or other employee benefit plan(s) sponsored or maintained by the Company or any affiliate, except that for purposes of clause (a) of Subparagraph 9(a)(i), a Person shall not be deemed to be a new or different Person by reason of a change or changes in the composition of the "persons" constituting a Person unless a majority of the Incumbent Board (at a meeting of the directors or by written action signed by such majority) determines that a Change of Control has occurred.

     (b) Effect on Stock Options. Notwithstanding any other provision to the contrary, upon a Change of Control (as hereinabove defined), all options granted under the Plan shall become immediately exercisable up to the full number of shares covered by the option. In addition, following a Change of Control, the optionee may elect to surrender such option (in whole or in part) and to receive in exchange for the option (or the part thereof) surrendered within five days after such surrender, an amount in cash equal to the number of shares covered by the option (or the part thereof) surrendered multiplied by the excess of (a) the higher of (x) the closing price for the shares covered by the option (or the part thereof) surrendered as reported by the New York Stock Exchange (or any exchange on which the shares may be listed) on the date of such surrender or, if no shares were traded on that date, on the next preceding date on which the shares were traded, or (y) the highest per share price for shares of the same class actually paid in connection with any such Change of Control, over (b) the exercise price of the shares covered by the option (or the part thereof) surrendered. The optionee must exercise the election granted herein within 60 days after such Change of Control occurs or within seven months after the date of the option, whichever period expires later.

     (c) Effect on Performance Stock Awards. The Committee shall specify in the award whether, and to what extent, in the event of a Change of Control, an employee shall be issued shares of Common Stock with regard to Performance Stock Awards held by such employee.

     (d) Effect on Restricted Stock. Following a Change of Control, all shares of Restricted Stock which would otherwise remain subject to the restrictions provided for in the Award shall be free of such restrictions.

     10. Legal Requirements. The exercise of an option, payment by delivery of the Company's Common Stock or Class B Common Stock, the issuance of shares pursuant to such exercise or pursuant to a Performance Stock Award, and the subsequent transfer of such shares or the transfer of shares of Restricted Stock shall be conditioned upon compliance with the listing requirements of any securities exchange upon which the Common Stock or Class B Common Stock of the Company may be listed, the requirements of the Securities Act of 1933 and the Securities and Exchange Act of 1934, and the requirements of applicable state laws relating to authorization, issuance or sale of securities, and the Committee may take such measures as it deems desirable to secure compliance with the foregoing.

     11. Change in Capital Stock. The total number of shares for which options may be granted under the Plan, the number of shares of Common Stock which may be awarded under the Plan generally or to any individual (directly or pursuant to Performance Stock Awards), the number of shares covered and the option price of any option granted under the Plan, the number of shares covered by a Performance Stock Award or the number of shares of Restricted Stock which are subject to forfeiture, and the Award Period Objectives shall be appropriately adjusted for any change in the outstanding shares of Common Stock of the Company through recapitalization, stock split, stock dividend or other change in the corporate structure or through merger or consolidation in which the Company is the surviving Corporation. Such adjustments and the manner of application thereof shall be determined by the Committee in its discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option or to be issued pursuant to a Performance Stock Award or Restricted Stock.

     12. Dissolution, Liquidation or Merger. In the event of a dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving Corporation, any outstanding options hereunder shall terminate, provided that each optionee shall, in such event, have the right upon the adoption by the Board of Directors or shareholders of the Company of a plan or resolutions approving or authorizing such dissolution, liquidation, or merger or consolidation in which the Company is not the surviving Corporation, to exercise his or her option in whole or in part, without regard to whether the right to exercise such option shall have otherwise accrued. The Committee may specify in each Performance Stock Award, or may thereafter determine whether, and to what extent, the employee shall be issued shares of Common Stock with respect to such Award in the event such plan or resolutions are adopted. In the event such plan or resolutions are adopted, all shares of Restricted Stock shall fully vest and no longer be subject to forfeiture.

     13. Right to Terminate Employment; Benefits under Other Plans. The right of the Company or any of its Subsidiaries, Affiliates or Joint Venture Companies to terminate or change the employment of any employee at any time with or without cause shall not be restricted by this Plan or the grant of an option or the grant of Performance Stock Awards or Restricted Stock hereunder. No employee shall be deemed to receive compensation or realize earnings for purpose of determining benefits under any pension, profit sharing, life insurance, salary continuation or other employee benefit plan as a result of receiving or exercising an option pursuant to the Plan or as a result of receiving or retaining a Performance Stock Award, Restricted Stock or cash in lieu thereof.

     14. Competition With The Company. (a) The Committee, in its discretion, may include as a term of any employee's option agreement a provision that, if the employee voluntarily terminates his or her employment with the Company or is terminated for cause (as determined by the Committee), and within a period of one year after such termination shall, directly or indirectly, engage in a competing activity (as hereinafter defined), the employee shall be required to remit to the Company, with respect to the exercise of any option by the employee on or after the date six months prior to such termination an amount equal to the excess of:

          (i) the fair market value per share of the Company's Common Stock on the date of exercise of such option multiplied by the number of shares with respect to which the option is exercised, over

          (ii) the aggregate option price for such number of shares. (b) The Committee may, in its discretion, as a condition of any award to an employee of a Performance Stock Award or Restricted Stock, provide that, if the employee voluntarily terminates his or her employment with the Company or is terminated for cause (as determined by the Committee), and within a period of one year after such termination shall, directly or indirectly, engage in a competing activity (as hereinafter defined), the employee shall be required to remit to the Company, with respect to any shares of Common Stock issued or if issued subject to any conditions, with respect to any shares which became fully vested on or after the date six months prior to such termination, the fair market value of such shares on the date of issuance or vesting, as applicable.

     (c) Any remittance to the Company required by Subparagraphs (b) or (c) shall be payable in cash or by delivery of shares of Common Stock of the Company duly assigned to the Company or by a combination of the foregoing. Any such shares so delivered shall be deemed to have a value per share equal to the fair market value of the shares on such date of issuance or vesting.

     (d) Neither of the foregoing provisions of the Paragraph 14 shall apply in the event of a Change of Control as defined in Subparagraph 9(a) or in the event of a dissolution, liquidation, merger or consolidation referred to in Paragraph 12.

     (e) For purposes of this Paragraph 14 (except as otherwise defined in the option agreement or award), an employee is deemed to be "engaged in a competing activity" if he or she owns, manages, operates, controls, is employed by, or otherwise engages in or assists another to engage in any activity or business which competes with any business or activity of the Company in which the employee was engaged or involved, at the time of the employee's termination.

     15. Withholding Tax. The Committee may adopt and apply rules that will ensure that the Company will be able to comply with applicable provisions of any federal, state or local law relating to the withholding of tax on amounts includible in the employee's income, including but not limited to the amount, if any, includible in income on the exercise of an option or the expiration of the Plan Cycle or the Restricted Period. A grantee of a Performance Stock Award or Restricted Stock shall be required to pay withholding taxes to the Company in the case of Restricted Stock upon the expiration of the Restricted Period or such earlier date as may be required by an election pursuant to Section 83 of the Code and in the case of a Performance Stock Award upon issuance of the Common Stock. The grantee of a non-qualified option shall be required to pay withholding taxes to the Company upon the exercise of the option. The Committee shall have the right in its discretion, with the consent of the grantee, and subject to compliance with any applicable rules and regulations of the Securities and Exchange Commission, to satisfy the withholding tax liability arising from the exercise of a non-qualified option, the issuance of stock arising from a Performance Stock Award, or the release of Restricted Stock, by retaining shares of Common Stock otherwise deliverable to the grantee pursuant to procedures approved by the Committee.

     16. Modification and Termination of Plan. The Board of Directors may at any time terminate, in whole or in part, or from time to time modify the Plan. Notwithstanding the foregoing, the Board of Directors shall not, without the approval of the shareholders:

          (a) increase the number of shares of stock available for grants of options or grants of awards under the Plan;

          (b) change the definition of persons eligible to receive options or awards under the Plan.

     Notwithstanding any such modification of the Plan, any option or award theretofore granted to an employee under the Plan shall not be affected except pursuant to Paragraph 17, below.

     17. Modification of Options and Awards. Subject to all of the provisions of the Plan governing the grant of options and awards of Performance Stock or Restricted Stock, the Committee may at any time and from time to time, with the consent of the optionee or grantee, amend any stock options or awards theretofore granted under the Plan provided that the option or award as amended, together with any other consideration provided, is reasonably deemed to be of equivalent economic value to the option or award prior to such amendment.

     18. Effective and Termination Dates. The Plan shall be effective as of the date it is adopted by the Board of Directors, but shall be subject to the approval of the shareholders of the Company. The Plan shall be submitted for approval of the shareholders at the first annual meeting of shareholders held subsequent to the adoption of the Plan. If at said meeting or adjournment thereof the shareholders do not approve the Plan, the Plan shall terminate, any options granted hereunder shall terminate and any Performance Stock Awards or Restricted Stock shall be forfeited.

[X] PLEASE MARK VOTES                        REVOCABLE PROXY
    AS IN THIS EXAMPLE                    JOHN WILEY & SONS, INC.


                                                                                                           For     With-  For All
                                                             1. The election as directors of all nomi-             hold    Except
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF            nees listed below, except as marked        [  ]    [  ]     [  ]
          JOHN WILEY & SONS, INC.                               to the contrary:
ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 19. 1996

                                                          C      Larry Franklin, John S. Herrington, Chester O. Macey, Henry A.
The undersigned hereby appoints Bradford Wiley II,        L      McKinnel, Jr., and Thoams M. Taylor
Charles R. Ellis and Josephine A. Bacchi, as the proxies  A
of the undersigned, with power of substitution            S      INSTRUCTION: To withhold your vote for any nominee(s) mark "For all
of each of them to vote the Class A Common Stock, which   S      "Except" and write that nominee's name on the line below.
the undersigned is entitled to vote at the Annual Meeting        -------------------------------------------------------------------
of Shareholders of John A. Wiley & Sons, Inc., and any    A                                                For    Against  Abstain
and all adjournments thereof, to be held at the              2. Proposal to amend the 1991 Key             [  ]    [  ]     [  ]
 Shelburne Murray Hill Hotel, Grand Ballroom, 303               Employee Stock Plan
Lexington Avenue at 37th Street, New York, New York on    S
September 19, 1996, 10:00 A.M., Eastern Daylight          H
Saving Time.                                              A  3. Proposal to ratify the appointment of      [  ]    [  ]     [  ]
                                                          R     Arthur Andersen LLP as independant
                                                          E     accountants.
                                                          S
                                                              The Board of Directores recommends a Vote FOR all Nominees and FOR
                                                              Proposals 2 and 3.

                                                              The proxies are directed to vote as specfied, and in their discretion on all  other matters which may properly come before the meeting or any adjournments therof.  If not direction is given, this proxy will be voted FOR the Election of Directors and FOR Proposals 2 and 3.




                                -----------------------------
PLEASE BE SURE TO SIGN AND DATE | Date                      |
THIS PROXY IN THE BOX BELOW.    |                           |
- - ------------------------------------------------------------
|                                                           |
|                                                           |
|                                                           |
- - ----Shareholder sign above---Co-holder (if any) sign above--|


[arrow]     DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.   [arrow]

                                                          JOHN WILEY & SONS, INC.

- - ------------------------------------------------------------------------------------------------------------------------------------
Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are hold jointly, each holder should sign

                                                            PLEASE ACT PROMPTLY
                                                  SIGN, DATE & MAIL YOUR PROXY CARD TODAY
- - ------------------------------------------------------------------------------------------------------------------------------------



[X] PLEASE MARK VOTES                        REVOCABLE PROXY
    AS IN THIS EXAMPLE                    JOHN WILEY & SONS, INC.

                                                                                                            For     With-  For All
                                                             1. The election as directors of all nomi-              hold    Except
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF            nees listed below, except as marked         [  ]    [  ]     [  ]
          JOHN WILEY & SONS, INC.                               to the contrary:
ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 19. 1996

                                                          C      Franklin E. Agnew, J.Baker, Charles R. Ellis, H. Allen Fernald,.
The undersigned hereby appoints Bradford Wiley II,        L      Gary J. Fernandes, William R. Sutherland, Leo J. Thomas, Bradford
Charles R. Ellis and Josephine A. Bacchi, as the proxies  A      Wiley II, Deborah Wiley, and Peter Booth Wiley
of the undersigned, with  power of substitution
of each of them to vote the Class B Common Stock, which   S      INSTRUCTION: To withhold your vote for any nominee(s) mark "For all
the undersigned is entitled to vote at the Annual Meeting S      Except" and write that nominee's name on the line below.
of Shareholders of John A. Wiley & Sons, Inc., and any           -------------------------------------------------------------------
and all adjournments thereof, to be held at the                                                             For   Against  Abstain
Shelburne Murray Hill Hotel, Grand Ballroom, 303          B   2. Proposal to amend the 1991 Key             [  ]    [  ]     [  ]
Lexington Avenue at 37th Street, New York, New York on                Employee Stock Plan
September 19, 1996, 10:00 A.M., Eastern Daylight          S
Saving Time.                                              H
                                                          A   3.  Proposal to ratify the appointment of      [  ]    [  ]     [  ]
                                                          R       Arthur Andersen LLP as independant
                                                          E       accountants.
                                                          S
                                                              The Board of Directores recommends a Vote FOR all Nominees and FOR
                                                              Proposals 2 and 3.

                                                              The proxies are directed to vote as specfied, and in their discretion on all  other matters which may properly come before the meeting or any adjournments therof.  If not direction is given, this proxy will be voted FOR the Election of Directors and FOR Proposals 2 and 3.



                                -----------------------------
PLEASE BE SURE TO SIGN AND DATE | Date                      |
THIS PROXY IN THE BOX BELOW.    |                           |
- - ------------------------------------------------------------
|                                                           |
|                                                           |
|                                                           |
- - ----Shareholder sign above---Co-holder (if any) sign above--|


[arrow]     DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.   [arrow]

                                                          JOHN WILEY & SONS, INC.

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Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are hold jointly, each holder should sign

                                                            PLEASE ACT PROMPTLY
                                                  SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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